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                                   Up Close

                                                                   Annual Report
                                                               December 31, 1999
                                A new outlook
                                on retirement


                                   [PHOTOS]



Agents serve
as educators




                                                                    New funds
Fund structures                                                     planned for
change                                                              2000!
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                                                                     Horace Mann

Horace Mann Mutual Funds and Horace Mann Life Insurance Company Separate Account Annual Report
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Contents

          [PHOTO]
                                        A new outlook on retirement

                                        Even though we live in a technologically enhanced society, what matters to many Horace Mann customers is the personal relationship they have with their Horace Mann agent. Technology helps us cement those relationships in new and changing ways.


                         FEATURES

                         A new look at retirement ............................ 3

                         Review the basics of investing ...................... 4

                         A new outlook for our market
                         and our company ..................................... 8

                         Establishing a connection: feedback
                         leads to changes, new products ......................10

                         How the funds measure up ............................13

                         Take a closer look at your funds ....................15

                         DEPARTMENTS

                         Investment subadviser letter ........................16

                         Financial statements ................................21

EDITOR'S NOTE: Nothing in these articles should be construed as a promise or guarantee of future performance. Investment decisions are very personal and should take into account many individual factors. More complete information on the funds can be found in the current prospectuses.

This report must be preceded or accompanied by a current prospectus.
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Horace Mann Mutual Funds
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                                                      P.O.Box 4657
                                                      Springfield, IL 62708-4657
                                                      217-789-2500

FELLOW SHAREHOLDERS:
As we enter a new century and millennium, the entire Horace Mann organization looks forward to serving your retirement needs. We appreciate your business and continued confidence in our funds, and we remain committed to providing you with a range of products with appropriate characteristics to assist in funding your retirement.

MARKET REVIEW
The past year has tested the resolve of long-term equity investors. Vast disparities of investment results have been observed as growth stocks vastly outperformed value stocks due to the leadership of a small number of stocks. Small capitalization and international stocks revived in 1999, posting strong returns. The Horace Mann Small Cap Growth Fund and Horace Mann International Equity Fund benefited greatly from this resurgence.

Equity investors who adhere to a long-term, conservative, value style approach generally did not perform well in a market driven by high-risk technology companies. The Growth Fund, the equity portion of the Balanced Fund and the Socially Responsible Fund all came under pressure as the markets ignored undervalued stocks. Wilshire Associates, named Adviser to the Funds early in 1999, and the Horace Mann Funds Board have redoubled their efforts to ensure that these portfolios are managed by the best organizations for the job, for the long term. We firmly believe our patient, conservative approach to investing is one that wins in the long run.

Bond investors encountered an environment of rising interest rates and excess supply of bonds issued in advance of Y2K. The Income Fund and the Short-Term Investment Fund posted reasonable results given this environment and their investment strategies.

PERSPECTIVE
We look forward to providing you with additional investment options in 2000. We plan to add new options to the annuity, including the Wilshire 5000 Index Portfolio and the Wilshire Large Company Growth Portfolio. These funds will provide you with additional options with which you can diversify your investments. Your Horace Mann agent can work with you to determine the appropriate investment options given your personal objectives and tolerance for risk.

With best wishes for the new millennium and renewed commitment to providing you with high quality products that serve your retirement needs well, everyone at Horace Mann sincerely appreciates your continued confidence in our funds.

Sincerely,

/s/ George Zock

George Zock
Chairman & President
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A new look at retirement; a new look at saving

[PHOTO]

Americans' notion of retirement continues to change. We're not just saving for a few years of life after age 65. We're living longer, and our idea of retirement has evolved into an active time of independence, travel and activity -- and we don't want money worries. So we're concerned with our sources of retirement income and trying to make sure we'll have enough money saved to meet our goals throughout retirement.

What does this mean? It means workers who want to retire are realizing they'll have to be responsible for saving most (if not all) of the money they'll need to fund their retirement years. And that's where Horace Mann's agents and products can make the difference.

[PHOTO]

Americans living longer, but not accumulating for retirement

Even though investing for retirement is becoming more important to Americans, many people still don't take advantage of 401(k), 403(b), individual retirement accounts (IRAs) and Tax-free (Roth) IRAs early enough. A Department of Labor study reports only 66 percent of full-time employees participate in one or more employer-provided retirement plans.

Americans are also seeing increases in life expectancy. According to the National Center for Health Statistics, the average life expectancy of U.S. residents was 76.5 years in 1997, and it continues to increase. Males who reach age 65 can expect to live almost 16 more years, and females can expect to live an additional 19 years. So if they retire, Americans can expect to spend at least 15-20 years in retirement.

Americans who wait to start retirement planning may not have the resources for a comfortable retirement. According to a study conducted by the U.S. Department of Commerce, only 5 percent of all Americans are financially independent at age 65. This study further indicates 75 percent of all retirees are forced to depend on family, friends, and Social Security as their only sources of income at some point during retirement.

                                                                               3
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Agents see their role as educators

Even though many of our customers are educators, agents usually find themselves in a role reversal when it comes to insurance and annuity products. Clients want their Horace Mann agent to counsel them and explain insurance and retirement planning. Successful agents are ones who succeed in the role.

[PHOTO]

One such agent is North Indiana Senior Account Executive Tom Grzesik. Grzesik has been a Horace Mann agent for 20 years, and he finds many clients look to him for information as they start retirement planning.

"Retirement planning is a topic most clients ask me about, rather than the other way around," Grzesik says. "By the time people reach age 35 or 40, they start to become pretty concerned about it. But whenever someone asks me, I try to do a thorough needs analysis for all their insurance needs. I also find out what they've done so far. I ask them

The following steps can give you the beginnings of an overall retirement plan.

Review the basics of investing

Start now and develop a plan. Starting now puts time on your side. The earlier you begin planning and saving, the better opportunity you'll have to accumulate enough money for a comfortable retirement. If you postpone retirement savings by 10 years, you may have to contribute twice the monthly investment to reach the same goal than if you started 10 years earlier. Starting early also arms you with a powerful advantage --compounded earnings.

Take the tax-deferred advantage. If you qualify, a 403(b) tax-deferred annuity
(TDA) allows you to set aside pre-tax money for retirement. That money not only reduces your taxable income now, it continues to accumulate with no taxes taken out. Then, after age 591/2 or when you retire, you can withdraw money from your TDA for your retirement needs without IRS penalties.

Supplement with IRAs. If you're not participating in a qualified retirement plan (where you contribute money), you can start an individual retirement account
(IRA). Up to $2,000 in IRA contributions can be deducted from taxable income every year if you meet income limits. You can set aside money now to supplement pension or Social Security benefits.

If you already participate in a qualified retirement plan, you can still put up to $2,000 away each year in a Horace Mann Tax-free (Roth) IRA even though you can't deduct this IRA contribution from your taxable income. After age 59 1/2 (and the IRA has been held five years), you can withdraw the money tax-free for retirement income. Provisions allow for withdrawing money for first-time home purchase or your children's college education expenses.

Look at the long term. It's important to remember you're investing for the long-term. Start contributing as early as possible into an investment program you feel comfortable with. Diversify your investments to lessen your risk during market downturns or when some market sectors are out of favor.

Increase your contributions when you can. Getting in the habit of gradually increasing your deposits can make your retirement fund grow even more rapidly. If you'd like to increase your annuity contributions, contact your Horace Mann agent. Or, see your payroll department to adjust your payroll deduction.

Work with your Horace Mann agent. It all starts with your Horace Mann agent. He or she can help you define your goals, put together a plan, and start on it. To get the ball rolling, contact your Horace Mann agent today.

4
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what they know, and then we start from there.

"As we get into the process, they start to learn about planning, and they also start realizing what we do," he continues. "By getting them involved in accumulating knowledge, we can build their plan around what they feel comfortable with. They can look through the funds we offer and make choices about their investment options."


[PHOTO]
GRZESIK AND OFFICE ASSISTANT STEPHANIE MOORE

Grzesik stresses retirement plans are dynamic, and changes may be needed as clients age and markets change. "One strategy won't suffice for a client's lifetime," he explains. "We may need to look at readjusting or coming up with a new strategy if their needs change or their comfort level changes. But I want them to stay involved."


[PHOTO]
LEHMAN-RIOS RESPONDS TO CLIENT NANCY GUEDRI`S QUESTION.

The process of educating clients is not lost on newer agents, either. Richmond Agency Representative Manuel Lehman-Rios has been with the company only two years, yet his experiences and thoughts are similar to Grzesik's -- give information and keep clients' best interests at heart.

"Essentially, every person I talk to realizes he or she needs to start planning for retirement," Lehman-Rios explains. "I go through the advantages of the 403(b) with educators, explaining how it can be especially useful for them. After they know what they can do, the question with them usually isn't whether to start, but how much they should start with.

"When I was a teacher, I didn't know anything about retirement planning or tax-deferred savings programs," Lehman-Rios adds. "As I learned about it while becoming an agent, I said to myself, `I didn't realize this was available!' So I know there are many educators out there like that. The 403(b) is an excellent way for them to save for retirement."

Lehman-Rios agrees he also finds himself in the familiar role of teacher. "One of the first questions I ask clients is, `What do you know about retirement planning?' Then I can help clear up some of the myths and misconceptions. One client thought that a tax-deferred annuity program would diminish her eligible retirement benefits. I assured her it wouldn't. But they want to talk about it, and they want me to


                                                                               5
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help educate them about it. I want to try to help them make sense out of retirement planning," he says.

Advice: "Be a long-term investor"
Both Grzesik and Lehman-Rios say clients continue to look to them for advice, even after they have a plan in place. Clients consult with them on a variety of questions, including how the current market is affecting their investments. Both agents caution clients not to get lost chasing the big numbers some funds are reporting these days.

  "The market will not favor just one type of investment over the long term."

"I always try to remind clients to `stay with the program,'" Grzesik says. "It never hurts to take a look at the strategies they've chosen, or even to readjust them if needed. But I tell them to invest in funds that have a good long-term outlook, and not to chase yesterday's performance leader. Lately value funds are out of favor, but unless there's a big change in the market, they'll find favor again."

Grzesik reminds clients they're long-term investors. "Some people are short-sighted -- they see the big returns and wonder if they're missing out. My advice is that it's not market timing that will help them, but how much time they stay invested in the markets. I remind them their money is what they're depending on for retirement," he adds.


[PHOTO]
"I can't really help someone who's interested in short, quick phenomenal returns --that's a speculator. My clients are long-term investors who go into this with a plan and try to stick with it. That's what Horace Mann provides -- a good plan and an agent who can help them carry it out. I can help them find a strategy, and give them a long-term relationship with someone they can trust," Grzesik states.

Lehman-Rios agrees the market climate has created investors with high expectations. "The grass always looks greener on the other side," he says. "One client was disappointed with her return. I told her to take a look at the stock market from a historical perspective. Historically speaking, the market has returned about 12 percent on average. The market will not favor just one type of investment over the long term. I always ask `Do you think the market will continue with this trend forever?' If not, my advice is to `stay the course.'

"If you're always chasing the numbers, you'll always be behind. It doesn't make sense to do that. So the best thing for clients to do is invest in the stock market and take advantage of what history tells them," Lehman-Rios explains.


[PHOTO]
Staying involved


Grzesik stresses it's important to him, and to his clients, that he remain involved with them and their retirement plans. "It's important to me that I monitor their programs as time goes on, helping to make sure we're following their plan and offering suggestions that may help them," he says.


6
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Grzesik's involvement and dedication to his clients has resulted in many satisfied, long-term customers. And because of his efforts, they understand the importance of saving for long-term goals.

The Lewis family is a good example. Gordon Lewis is the principal at Rensselaer Central Middle School, and his wife Carolyn teaches at Van Rensselaer Elementary School. Grzesik describes the Lewises as loyal, long-term clients who not only have retirement savings programs, but also life, auto and homeowners insurance with Horace Mann.


[PHOTO]
CAROLYN LEWIS SHOWS DAUGHTER, JENNIFER, THE ADVANTAGES OF PLANNING AHEAD


Gordon Lewis knows the importance of having a long-term retirement savings program, and he encourages others to start as soon as possible. "It's an excellent way for people to plan ahead," he says. "It's great for younger people to get involved early.

[PHOTO]
GRZESIK REVIEWS GORDON AND CAROLYN LEWIS' RETIREMENT PLAN.

We talk to kids a lot about planning for their careers, and to be prepared for uncertainty. You're never too young to begin a savings program."

"In fact, we started a program with Tom for our daughter, Jennifer," Lewis adds. "We'll be using those funds for her college education."

Lewis is also very appreciative of the attentive service Grzesik has provided to his family. "I not only feel comfortable with Tom reviewing our insurance, but he's always been very personable," Lewis explains. "He stays on top of things, and he's great to work with. We've known him for years, and we've had lots of success with Tom and Horace Mann. We consider him a good friend. It's nice to have an agent like Tom who's competent and knows what he's doing. We trust his expertise and sound advice."

One of Lehman-Rios' clients, Nancy Guedri, says his personal service is an important reason she switched to Horace Mann. "Manuel is one of the reasons I switched my annuity. The agent with my previous company didn't stay in touch with me very much. We hadn't discussed my annuity since I'd started it. Manuel stays on top of things. He's very good at keeping in touch with you and keeping you informed, and that's important to me," she says.

                                                                               7
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A new outlook for our market and our company

Changes in education, technology redefining the marketplace

[PHOTO]
LEHMAN-RIOS FINDS HIS COMPUTER AND CELL PHONE ARE ESSENTIAL TOOLS FOR HELPING HIS CLIENTS.


Technically, the century ends at the end of the year 2000. But it only seems fitting that many people see 2000 as the start of the new millennium. Technology is speeding the pace of life, seemingly making it move quicker, and these changes affect not only our customers and potential customers, but they are affecting us as a company, too.

Perhaps the biggest change is the information age led by the personal computer and the Internet. In June 1999, CommerceNet reported 92 million Internet users aged 16 and older in the United States. Estimates at the end of 1999 from Nua Internet were 106.3 million users in the United States, or almost 40 percent of the population. That compares to only 18 million in 1995.

We've seen this evolution in our customers and the way they view the world. More and more educators are using the computer as one of their essential teaching tools. As Lehman-Rios' client Nancy


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                            www.reacheverychild.com

Horace Mann continues to support the work of our nation's educators. One of our most recent efforts has been to develop a resource database for educators accessible through the Internet.

The original idea came from National Teachers Hall of Fame inductee Alan Haskvitz. He told us about a number of resources he'd gathered to make lesson plans. From those, Haskvitz and Horace Mann staff developed the Internet site reacheverychild.com. The site debuted in 1999, and it lists more than 5,000 educational resources for all academic subjects, including free, inexpensive and valuable resources for teachers and parents. Additionally, the site provides sample lesson plans to show teachers how they can use these resources in the classroom, and an e-mail link to a nationally recognized educator for ideas and feedback.

The site has proven very popular with over 24,000 visitors its inaugural year, and it continues to grow with more features and resources being added.

Guedri noted, "The computer is having a tremendous influence in the classroom. Even in my first grade class, it's amazing how much kids know these days. Even the kindergartners use the computer lab in our school. You can use the Internet for all kinds of information and reference. You find what you need and pull it right up on the screen," she says.

[PHOTO]


THE INTERNET AND WWW.HORACEMANN.COM
The Internet has literally seen explosive growth over the past several years. Horace Mann's Web site also continues to grow, and now includes product information, annuity fund pricing and the history of The Horace Mann Companies. The site had over 116,000 visitors in 1999.

[PHOTO]

You can find a variety of information and resources on the site. You can ask questions and receive service on policies and claims, making it yet another useful way to communicate with us. There's also a page giving asset values of Annuity Alternatives investment options, as well as the funds' performance over the previous quarter. You will even be able to find the articles and financial sections of this report.

Potential customers can find important information, too, such as the nearest Horace Mann agent or agency office. Look for additional enhancements in 2000.


                                                                               9
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Establishing a connection: feedback leads to changes, new products

Today, customers and potential customers are better informed, and they want quick, courteous service and information. When changes are needed, our clients want them made quickly.


Consider differences between growth and value investing

Wilshire Vice President and Principal Michael O'Keeffe explains the importance of investment approach when investing in the U.S. stock market.

[PHOTO]

"Most investment managers employ a specific approach when investing in stocks," explains O'Keeffe. "For example, one manager might focus on a company's future ability to grow its earnings while another manager might focus on finding low-priced stocks today with the expectation of selling them when the price goes up."

O'Keeffe says many investment professionals think the latter investment approach may come back into favor in the next few years. He notes it's human nature to be tempted by short-term performance, though. "For instance, many individual investors observed the strong performance of stocks with high earnings growth in 1990-1991 and decided to buy those stocks instead of low-priced alternatives. When the trend shifted to favor low-priced stocks in 1992-1993, those investors who had switched missed this better performance," he explains.

"Some investment managers are also guilty of drifting to the better performing style," O'Keeffe continues. "The 1999 rush to technology stocks is an example. Managers who changed their approach and bought into the Internet euphoria by purchasing high-priced technology stocks (even some without any earnings!) looked good for the year. However, these managers could be hurt if a correction in technology occurs."

"In strong bull markets, the strategies with an emphasis on earnings growth often perform better and are therefore more popular," notes O'Keeffe. "However, this approach can also be more volatile. Investing in low-priced stocks is more conservative. In choppy or bear markets, these stocks tend to provide better downside protection by not declining as much."

All of the Horace Mann funds are invested by subadvisers who stay true to the fund's investment approach, O'Keeffe explains. "Wilshire works diligently to ensure proper structures are in place in each fund and the subadvisers are adhering to their long-term strategies," explains O'Keeffe. "For example, the Horace Mann Growth Fund uses three managers who have not changed their approach of seeking low-priced stocks in spite of the turmoil of the last couple of years. Although they under-performed in 1998 and 1999, they are positioned for better performance when their approach returns to favor."


10
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FUNDS' STRUCTURES CHANGE
In early 1999, the board approved changes to the structure of the funds to help improve performance. It appointed Wilshire Associates as adviser to the funds and gave Wilshire the authority to make changes to the funds' subadvisers to help maximize fund performance. Wilshire subsequently added Brinson Partners and Mellon Equity Advisors, LLP to Wellington Management Co., LLP as subadvisers for the Growth Fund and equity portion of the Balanced Fund.

INCOME FUND ADDS SUBADVISER
In October 1999, the board approved the use of a multi-manager investment strategy using two subadvisers for the Income Fund. In January 2000, Western Asset Management will join Wellington Management Co., LLP, in managing the fund's assets.

Western Asset Management was founded in 1971, and it manages about $60 billion in fixed-income assets for over 160 institutional clients. It is planned that Western Asset will manage roughly 50 percent of the assets of the Income Fund after the Balanced Fund becomes a "fund-of-funds." The Funds Board and Wilshire Associates believe dividing assets between the two firms will help make the fund more diversified while seeking to provide a more consistent return.

[PHOTO]

In early 1999, the board approved changes to the structure of the funds to help improve performance.


ADDITIONAL FUND CHOICES PLANNED FOR 2000!
And yet another example of responding to your needs will be seen at mid-year when we add two additional fund choices to our qualified annuity products. Two new funds will complement the existing investment mix and offer you some distinctive retirement investment options.

The Wilshire 5000 Index Portfolio can offer you the opportunity to match the returns of the total stock market. The fund is managed by Wilshire Associates. If you want to invest in stocks and want a well-diversified position (investments in all segments of the stock market), you might want to consider allocating money to this fund. Because this fund provides broad exposure to the U.S. stock market rather than focusing on a distinct market segment, it may be less volatile than a fund which provides exposure to a particular segment.

The Wilshire Large Company Growth Portfolio provides you the opportunity to invest in bigger companies with a strong growth orientation. This investment might appeal to you if you want to invest in companies with higher-than-average growth potential. Because this fund invests in the large company segment of the market, it may be more volatile than a fund which provides a broader market exposure.

These two funds can become an important component in your retirement plan.

                                                                              11
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Current Annuity Alternatives fund choices

Here is a brief description of each of Horace Mann's funds and its investment strategy. For information on diversifying your investments with Annuity Alternatives, you may obtain a prospectus by calling your agent or our Customer Service Department at 1-800-999-1030. The prospectus will provide complete information on Annuity Alternatives, including charges and expenses. You should read the prospectus carefully before you invest. Our annuities are underwritten by Horace Mann Life Insurance Company and distributed by the broker/dealer, Horace Mann Investors, Inc.

Small Cap Growth Fund (high risk) -- Deposits are invested in a diversified portfolio of the stock of smaller U.S. companies that have the potential for more growth. Accordingly, their stock prices may rise faster but can also decline more in unfavorable business climates. As a result of the "higher highs" and "lower lows," they are more volatile. This is an aggressive investment.

International Equity Fund (moderately high risk) -- Deposits are primarily invested in the stock of large, well-managed non-U.S. companies. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of currency fluctuations, more volatile markets, less securities regulation and political instability. This is a moderately aggressive investment.

Growth Fund (moderate risk) -- Deposits are invested in a diversified portfolio of stock of U.S. companies that vary by size. The managers use a "value yield" style. The managers buy the stock of quality companies with above average dividends, selling at reasonable prices compared to the overall market. This is a moderate investment.

[PHOTO]

Socially Responsible Fund (moderate risk) -- Deposits are invested in stocks of large, well-managed U.S. companies exhibiting socially responsible business practices using a "growth and income" style. Managers then exclude companies that are not "socially responsible" including those associated with the production of alcoholic beverages, tobacco products, nuclear weapons, pornographic materials, casino gaming devices, or companies that have discriminatory hiring practices or unacceptable environmental policies. Because this fund invests in companies with socially responsible business practices, it has limitations that may have an impact on performance. This is a moderate investment.

Balanced Fund (moderate risk) -- Deposits are invested in a combination of large company stocks and high-quality bonds similar to those in the Growth and Income funds described here. The investment mix usually included 60 percent or more in stocks. The fund manager does not make sudden shifts from one asset class to another based on market conditions (market timing). The combination of bonds and stocks reduces investment risk. This is a moderate investment.

Income Fund (low to moderate risk) -- Deposits are invested in a diversified portfolio of corporate and government bonds and other debt-type investments that pay interest. The value of those bonds may also rise, adding to the return (when interest rates go down). The value may also decline, reducing return (as interest rates rise). This is a conservative to moderate investment.

Short-Term Investment Fund (low risk) -- Deposits are invested in short-term investments that typically provide a modest return. This is not a money market fund, but Horace Mann's alternative to a money market fund. This is a conservative investment.

12
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FUND PERFORMANCE

                            How the funds measure up

For Annuity Alternatives Contract Owners

Average annual total returns for the year ended December 31, 1999 for the Annuity Alternatives contracts are shown in the following table. For contributions which remained invested in an Annuity Alternatives contract, returns are shown first. For contracts which were surrendered, returns are shown second. Redemption has no affect on the variable account rates of return after the initial five-year contract period.

Returns if money remained invested, based on a $1,000 investment.

Variable Account             1 Year     5 Years     10 Years   Since inception

Growth Fund                   -3.81      15.23       11.55         11.80/1/
Balanced Fund                 -2.38      12.29        9.64          9.83/1/
Income Fund                   -2.81       5.39        5.48          5.48/1/
Short-Term Investment Fund     3.49       3.65        3.49          3.55/1/
Small Cap Growth Fund         71.59         --          --         29.45/2/
International Equity Fund     50.77         --          --         23.39/2/
Socially Responsible Fund      7.05         --          --         12.99/2/

Returns if money was withdrawn early, based on a $1,000 investment.

Variable Account             1 Year     5 Years     10 Years   Since inception

Growth Fund                  -11.50      15.23       11.55         11.80/1/
Balanced Fund                -10.19      12.29        9.64          9.83/1/
Income Fund                  -10.58       5.39        5.48          5.48/1/
Short-Term Investment Fund    -4.79       3.65        3.49          3.55/1/
Small Cap Growth Fund         63.09         --          --         27.56/2/
International Equity Fund     42.27         --          --         21.32/2/
Socially Responsible Fund     -1.45         --          --         10.55/2/

================================================================================

The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not guarantee future results of the subaccounts.

The average annual rates of return of each variable subaccount of the Annuity Alternatives contracts were adjusted for a 1.35 percent mortality and expense fee until March 1, 1999, when the fee was reduced to 1.25 percent. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, after the first contract year would reduce the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8 percent for the flexible premium contracts and 1 to 5 percent for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges. Distributions from an annuity may be subject to federal taxes and a 10 percent IRS penalty if withdrawn before age 59 1/2.

On March 1, 1999, Willshire Associates, Inc. became the investment adviser for the Funds. The Growth Fund and equity portion of the Balanced Fund employ a multi-manager strategy using three subadvisers -- Brinson Partners, Mellon Equity Associates, and a new team of fund managers at Wellington Management Co., LLP.

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. During 1999, the funds received credits on overnight cash balances resulting in a reduction of custody expense. Commission credits were used to pay certain expenses for the Growth and Balanced funds from 1994 through 1999. During 1999, certain expenses were assumed/waived for all funds. In addition, certain Balanced and Income funds' expenses were assumed/waived through 1987 and 1996, respectfully. Certain Short-Term Investment Fund expenses have been assumed/waived since 1983. Certain expenses for the Small Cap Growth, International Equity, and Socially Responsible funds have been assumed/waived since their inception March 10, 1997. Assumed expenses and the use of credits resulted in higher actual returns and for some funds exceeded 1% depending on the expenses assumed. There is no guarantee that certain expenses will be assumed/waived or the use of credits will continue in the future.

/1/ Since inception for the Growth, Balanced, Income, and Short-Term Investment funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington Management Company, LLP became the funds' subadviser.

/2/ Since inception for the Small Cap Growth, International Equity and Socially Responsible funds refers to their beginning date, March 10, 1997. The investment subadvisers are BlackRock Financial Management, Inc. for the Small Cap Growth Fund, and Scudder Kemper Investments, Inc. for the International Equity and Socially Responsible funds.

For Growth Fund Public Shareholders and Participants in the Horace Mann Employee 401(k) Plan

Total average annualized returns for the year ended December 31, 1999, for the Horace Mann Mutual Funds and their comparable benchmark indices are shown in the following table:

                                   1 Year    5 Years    10 Years     Since inception
                                   ------    -------    --------     ---------------
Growth Fund                        -2.54      16.67      12.98            13.22/1/
S&P 500 Stock Index                20.99      28.56      18.21            18.40

Balanced Fund                      -1.11      13.71      11.05            11.24/1/
Stock/Bond Composite/4/            12.00      19.88      13.97            14.07

Income Fund                        -1.57       6.75       6.84             6.84/1/
Lehman Intermediate/Aggregate/5/   -0.83       7.27       7.41             7.41

Short-Term Investment Fund          4.77       5.00       4.84             4.91/1/
90-day Treasury Bills               4.56       5.37       5.29             5.34

Small Cap Growth Fund              71.55       -          -               30.45/2/
Russell 2000 Growth                43.10       -          -               20.57

International Equity Fund          51.83       -          -               24.71/3/
MSCI EAFE                          26.97       -          -               17.53/6/

Socially Responsible Fund           8.39       -          -               14.42/3/
S&P 500 Stock Index                20.99       -          -               25.69

================================================================================

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. During 1999, the funds received credits on overnight cash balances resulting in a reduction of custody expense. Commission credits were used to pay certain expenses for the Growth and Balanced funds from 1994 through 1999. During 1999, certain expenses were assumed/waived for all Funds. In addition, certain Balanced and Income funds expenses were assumed/waived through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been assumed/waived since 1983. Certain expenses for the Small Cap Growth, International Equity, and Socially Responsible funds have been assumed/waived since their inception March 10, 1997. Assumed expenses and the use of credits resulted in higher actual returns and for some funds exceeded 1% depending on the expenses assumed. There is no guarantee that certain expenses will be assumed/waived or the use of credits will continue in the future.

On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Funds. The Growth Fund and equity portion of the Balanced Fund employ a multi-manager strategy using three subadvisers -- Brinson Partners, Mellon Equity Associates, and a new team of fund managers at Wellington Management Co., LLP.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate and when redeemed, may be worth more or less than its original cost.

The indices listed are unmanaged industry benchmarks, not funds, and as such they have no expenses.

/1/ Since inception for the Growth, Balanced, Income, and Short-Term Investment funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington became the subadviser for these funds.

/2/ Since inception for the Small Cap Growth Fund refers to its beginning date, March 10, 1997. BlackRock Financial Management, Inc. is this fund's investment subadviser.

/3/ Since inception for the International Equity and Socially Responsible funds refers to their beginning date, March 10, 1997. Scudder Kemper Investments, Inc. is the investment subadviser for these funds.

/4/ 60% S&P 500, 40% Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate thereafter.

/5/ Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.

/6/ The index reflects performance from February 28, 1997 through December 31, 1999.

Take a closer look at how your funds performed

[PHOTO]

The following pages give you an overview of how your funds performed.

By having a Horace Mann annuity, you've already taken the first step toward your investment goals. If you've wondered what you're invested in, the following pages detail the investments of each fund.

If you have questions about your retirement plan or other investment options, you should talk to your Horace Mann agent. He or she can help you determine if you're saving enough to meet your goals.

Customer service

If your agent is unavailable, contact Horace Mann's customer service area at 1-800-999-1030. Or visit our website at www.horacemann.com for more information about our funds and fund prices and insurance products. We also offer special information just for educators.

W   W I L S H I R E     WILSHIRE ASSOCIATES
                        1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
                        TEL 310.451.3051   FAX 310.458.0520   www.wilshire.com



TO THE SHAREHOLDERS OF THE HORACE MANN FUNDS:


Thank you for this opportunity to write to you regarding the Horace Mann Funds and their performance during 1999. We firmly believe by investing with Horace Mann, you are on the right track for achieving your retirement goals.

Much has been accomplished in the funds over the last year. Per the Funds Board's direction, and affirmation by the shareholders, Wilshire began its service as Adviser to the Funds in March. Wilshire is honored to serve on your behalf in this capacity, and we work diligently to ensure the Horace Mann Funds are managed by the most capable investment subadvisers and structured to create risk and return profiles suitable for your retirement investment needs.

DISCUSSION OF THE CAPITAL MARKETS IN 1999
Results for 1999 were varied, as a small number of stocks propelled the domestic stock indices higher while many high-quality companies posted negative returns. Bond investors generally lost ground during the year, as the Federal Reserve raised rates to curb inflation. International investors enjoyed robust returns in 1999 as Japan awoke from years of stagnation to pace the broad world indices higher. European results were solid, while the emerging markets posted substantial advances.

In 1999, the U.S. equity markets were dominated by a surge in the stocks of purported "new economy" companies. This new economy dynamic foresees the dominance of Internet-related business strategies over conventional businesses. As a result, some high-risk companies and their investors have benefited greatly in what many considered to be speculative markets.

Several of these Internet-related ("dot-com") companies are now valued by the market at levels far in excess of many well-established companies like airlines and consumer goods manufacturers. For instance, Internet company Yahoo was recently valued by the market to be about nine times the size of cereal-maker Kellogg, yet Kellogg has over ten times Yahoo's sales and profits! Further, investors who purchase Yahoo at recent prices are paying approximately $600 for each dollar of generated earnings.

In spite of such imbalances, Wilshire agrees the Internet is going to play a tremendous role in the future of the global economy. The subadvisers of the Horace Mann Funds perceive the power of the Internet as well, and each carefully evaluates the Internet strategies of those companies that are appropriate for investment within their respective mandates.

The popularity of the Internet companies and their impact on market indices led many individuals to conclude the stock market of 1999 was yet another strong bull year. However, respected market observers often comment the U.S. is actually experiencing a "stealth bear" market, as many high quality companies posted negative returns for the year. In fact, roughly half of the companies that comprise the S&P 500 Index were actually down in 1999, while the overall index was up over 20%. Obviously, not every stock investor enjoyed extremely positive results.

1999 FUNDS PERFORMANCE
The following paragraphs address the results of the Horace Mann Funds over the past year:

DOMESTIC EQUITY
In 1999, the Growth Fund, Socially Responsible Fund and the equity portion of the Balanced Fund underperformed, while the Small Cap Growth Fund posted exceptional results.

     GROWTH FUND AND THE EQUITY PORTION OF THE BALANCED FUND
     With approval of the Board and shareholder affirmation, Wilshire completed the implementation of a multiple-manager structure for the Growth Fund and the equity portion of the Balanced Fund coincident with Wilshire's assumption of advisory responsibilities. This transition took place late in the first quarter. Brinson Partners, Inc. and Mellon Equity Associates, LLP were introduced in this transition, and a new team at Wellington Management Company, LLP was retained to manage a portion of the portfolio as well. On a prospective basis, we believe the funds continue to be well positioned to fulfill their mission as stated in the prospectus: to provide appropriate long-term capital growth through a value-oriented approach.

     As has been widely reported, value stocks substantially underperformed growth stocks in 1999. Much of this underperformance was due to massive advances in the prices of technology and dot-com companies. A short list of companies provided a disproportionate contribution to the overall market indices' advance. To make matters more difficult, low price-to-earnings strategies performed worse. By virtue of the traditional value-oriented strategies mandated by the prospectus, the Growth Fund and the equity portion of the Balanced Fund fought this "value headwind" throughout the year.

     The strategic value orientation of the portfolio is only part of the story, as a number of holdings declined more than expected on announcements of negative earnings or revenue surprises. Among the worst performers in this category were Xerox, Raytheon, and Mattel.

     Good performance from a number of holdings, including fiber-optic cable manufacturer Corning, offset these negative pressures. Citigroup, First Data and EDS also contributed great results. The funds avoided poor performers which helped to contain underperformance.

     The subadvisers of the Growth Fund and equity portfolio of the Balanced Fund are carefully making improvements to their portfolios to lessen the "earnings surprise" risk but still take advantage of misvaluations in the market. They do not believe the market conditions of 1999 can persist over the long term. They maintain their resolve for value-oriented investing, and look to a more favorable market environment in 2000.

     SOCIALLY RESPONSIBLE FUND
     As with the Growth Fund and the equity portion of the Balanced Fund, the Socially Responsible Fund met resistance throughout the year as value stocks and low price-to-earnings strategies lagged. Scudder Kemper Investments, the subadviser for the fund, observes that while value as a style was out of favor during the year, even the value benchmarks were difficult to beat.

     The second half of the year was particularly difficult for the Socially Responsible Fund because a number of holdings declined more than expected on announcements of negative earnings or revenue surprises. A handful of names -- including Xerox, American Home Products, and First Union -- were subject to this pressure, and their market values were impacted as a result.

     The fund performed well, however, through its investments in telecom-related companies such as Corning, Global Crossing and Sprint. Paper companies Georgia-Pacific and Weyerhauser also performed well, while finance-related stocks such as Lehman Brothers and Marsh & McLennan advanced. For the year, social screening benefited portfolio performance, as the fund avoided Philip Morris (down 57%) and Lockheed Martin (off 48%).

     Scudder Kemper has repositioned the portfolio to avoid "torpedoes" like Xerox and others in 2000, and is working diligently to discern the value traps from the value opportunities. The firm is adding high-quality stocks with better earnings visibility to the portfolio and weeding out those names it believes are weaker and more likely to disappoint. At this time, Scudder indicates it has never had more conviction about its portfolio, and looks forward to good performance in an environment more favorable for value investing.

     SMALL CAP GROWTH FUND
     Recognizing the need for shareholders in the Horace Mann Funds to have access to investments in technology and other more aggressive market segments, the Horace Mann Funds' Board launched the Small Cap Growth Fund in March 1997. In 1999, this strategy paid off. The fund generated tremendous returns in 1999, and it significantly outpaced its benchmark.

     Significant exposure to Internet-related companies played a large role in the 1999 results. For example, one of the best performers for the year was VERITAS Software Corporation, which markets enterprise storage management products for business-critical data transmitted on- and off-line. The fund enjoyed a six-fold advance in that stock during the period. Advancing nearly 500% was Emulex Corporation, a circuit-maker whose products permit rapid access to electronic information.

     Communications equipment companies that serve the Internet-related marketplace also played a positive part in the 1999 success of the Small Cap Growth Fund. Applied Micro Circuits Corporation -- which manufactures high bandwidth communications equipment that helps the flow of data in high-speed computing -- was up over 400% over the holding period.

     Looking forward, subadviser BlackRock Financial Management continues to see attractive opportunities for capital growth. The portfolio managers have confidence in their holdings, but do express some concern about current valuations in the marketplace, particularly in the technology sector. From a risk control perspective, the subadviser is paring back some positions that have graduated to mid-cap, and these companies are being replaced with new small-cap ideas. BlackRock expects to increase its non-technology exposure in the new year, notably in the healthcare and life sciences sectors.

DOMESTIC FIXED INCOME
In 1999, the Income Fund, the fixed income portion of the Balanced Fund and the Short-Term Investment Fund provided results that were reasonable given their investment objectives as mandated in the prospectus.

     The Income Fund and the Fixed Income Portion of the Balanced Fund Wellington Management Company, LLP, the subadviser for the fixed income portfolios, generated returns that underperformed the broad market index but were reasonable given the funds' investment objectives. Wellington emphasizes high-quality intermediate- and long-term investment grade corporate, government and foreign sovereign bonds, combined with allocations to U.S. high yield securities.

     The Income Fund's slight underperformance was largely the result of an overweighting in corporate bonds, which performed poorly in an environment of widening spreads and rising interest rates. As noted above, the Income Fund generally takes on credit risk as a means to add value over time; in 1999, similar strategies were marginally unrewarded.

     Over the course of the year, Wellington maintained a higher level of sensitivity to changes in interest rates than its index, the Lehman Brothers Aggregate Index, and was penalized as interest rates rose across the board. The yield on the 10-year Treasury note rose approximately 1.8% during the year; this and similar changes in yield at other maturities depressed bond prices in the portfolio.

     Wellington expects the growth of the U.S. economy to slow in the new year because they believe the Federal Reserve is likely to tighten monetary policy. While constructive on bonds in 2000, the subadviser is cautious, as it believes there is a substantial level of negative momentum in the bond market. Bond valuations are attractive at this time, but Wellington will look for some moderation of the negative sentiment to signal buying opportunities. While the firm prefers the yield advantage of corporates and mortgages, it sees them as more fairly valued given the current interest rate environment. Thus, the firm expects to add to governments in the new year.

     Short-Term Investment Fund
     This fund generated reasonable returns in an environment of rising interest rates. Throughout the year, subadviser Wellington Management Company, LLP emphasized U.S. agency issues to take advantage of yield opportunities relative to Treasuries while also maintaining a high level of liquidity.

     Money market investors were impacted in 1999 by several factors: a strong U.S. economy and tightening monetary policy actions by the Federal Reserve; low levels of inflation; strong consumer demand; and "Y2K" anxiety and preparedness. Spreads widened late in the year as issuers sought to obtain financing ahead of "Y2K," and liquidity came at a premium.

     Wellington's outlook calls for a market that focuses on the Federal Reserve's management of the pace of the U.S. economy. Non-inflationary growth targets set by the Fed are likely to be eclipsed by a tight labor market and increased spending on technology. Wellington foresees the Fed raising interest rates in a gradual manner in 2000.

INTERNATIONAL EQUITY
Results for 1999 were extremely favorable, as the Horace Mann International Equity Fund provided returns well in excess of the MSCI EAFE Index.

     International Equity Fund
     In addition to providing good diversification, the International Equity Fund supplied outstanding investment results for 1999. Scudder Kemper Investments, the subadviser for the fund, observed that overseas markets performed very well due to favorable liquidity conditions, robust corporate growth and continuing benefits from corporate restructuring worldwide. Companies with the strongest growth characteristics produced the most impressive returns, as substantial returns were generated in the technology and telecommunications sectors.

     Scudder Kemper managed these positive results largely through a timely research-based decision to build its investments in Japan. The Japanese market, along with other Asian markets, enjoyed strong returns during the year, and these results were exceeded through good stock-specific decisions. Holdings in Sony (up 306%) and NTT Docomo (up 227%), Japan's leading cellular phone and Internet provider respectively, performed extremely well, while industrial electronics producer Murata surpassed even those returns, advancing more than four-fold during the year.

     European markets were also fruitful for the International Equity Fund, as the economies there started coming back into synch. Cyclical companies benefited, as metal/mining stock Rio Tinto doubled and Total, a French oil company, advanced 53%. As in Asia, technology and telecom played a major role in European result. Sonera, a Finnish cellular provider, rose by 350%, while cellular phone maker Nokia added 195% during the year. Italian Internet companies also provided substantial returns.

     Expecting higher volatility in the markets, Scudder Kemper foresees strong stock market performance overseas. Key themes for 1999 such as stronger economic growth, continued corporate restructuring and mergers will persist in the new year. Overall, the portfolio managers believe the fund is well positioned to continue to add value in 2000.

FINAL COMMENTS
Over short-term periods, investment styles come into and out of favor. In 1999, technology stocks were dominant, and investors in growth stocks were rewarded. In contrast, value stocks posted much lower returns, many posting negative returns for the year.

Wilshire believes that patient investors will prevail in the long-term. Our research shows that more often than not, investors who chase performance are disappointed as they often make their new investments just prior to a period of underperformance. Consistent with the way the Horace Mann Funds have been managed in the past, the subadvisers and Wilshire maintain a long-term view to allow the funds and their shareholders to achieve their long-term goals despite the temporary ups and downs in the stock and bond markets.

Wilshire remains fully committed to providing the Horace Mann Funds with an investment approach that is sensible and attractive for long-term investors. While there may be bumps along the way, we fully expect sound results over the long term. We echo Horace Mann's appreciation of your investment in the funds, and your continued confidence in our long-term philosophy and process.

With best wishes for 2000,


/s/   [SIGNATURE ILLEGIBLE]             /s/   [SIGNATURE ILLEGIBLE]
   ------------------------------          -----------------------------

Michael P. O'Keeffe, CFA                Thomas M. Goodrum, Jr., CFA
Vice President & Principal              Vice President
Wilshire Associates Incorporated        Wilshire Associates Incorporated

Annual Report

December 31, 1999

Horace Mann Mutual Funds
Growth Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

Board of Trustees
A. Thomas Arisman
A.L. Gallop
Richard A. Holt
Richard D. Lang
Harriet A. Russell
George J. Zock

Officers of the Funds
George J. Zock
President and Chairman

A. Thomas Arisman
Vice President

Ann Caparros
Secretary and
Ethics Compliance Officer

William Kelly
Treasurer and Regulatory
Compliance Officer

Linda L. Sacco
Assistant Secretary

Roger Fisher
Controller

Diane M. Barnett
Tax Compliance Officer

--------------------------------------------------------------------------------
Administrator
Horace Mann Investors, Inc.
#1 Horace Mann Plaza
Springfield, IL 62715

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

Independent Auditors
KPMG LLP
303 East Wacker Drive
Chicago, IL 60601

Investment Subadvisers
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154-0010

Brinson Partners, Inc.
209 South LaSalle Street
Chicago, IL 60604

Mellon Equity Associates, LLP
500 Grant Street, Suite 4200
Pittsburgh, PA 15258

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, NY 10154-0010

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT


Financial Highlights


December 31, 1999

PER SHARE DATA



                                                                                   Less Distribution From:
                     Net Asset                                     Total Income
Year                   Value           Net        Net Realized      (Loss) From       Net           Net
Ended                Beginning     Investment    and Unrealized     Investments    Investment    Realized       Total
12/31                of Period   Income (Loss)/1/ Gain (Loss)/1/   Operations/1/     Income        Gains    Distributions

GROWTH FUND/6/
---------------------------------------------------------------------------------------------------------------------
1999                   $24.34        $0.26          $(0.91)           $(0.65)         $0.25        $1.52        $1.77
1998                    25.66         0.41            1.51              1.92           0.41         2.83         3.24
1997                    23.76         0.40            5.09              5.49           0.39         3.20         3.59
1996                    21.66         0.43            5.08              5.51           0.40         3.01         3.41
1995                    17.64         0.52            5.41              5.93           0.49         1.42         1.91

BALANCED FUND/6/
---------------------------------------------------------------------------------------------------------------------
1999                   $18.90        $0.62          $(0.84)           $(0.22)         $0.63        $0.78        $1.41
1998                    19.82         0.73            0.77              1.50           0.74         1.68         2.42
1997                    18.94         0.65            2.92              3.57           0.62         2.07         2.69
1996                    18.00         0.60            2.70              3.30           0.57         1.79         2.36
1995                    15.26         0.67            3.46              4.13           0.61         0.78         1.39

INCOME FUND/5/
---------------------------------------------------------------------------------------------------------------------
1999                   $13.24        $0.76          $(0.97)           $(0.21)         $0.79        $  --        $0.79
1998                    13.00         0.78            0.27              1.05           0.69         0.12         0.81
1997                    12.69         0.81            0.39              1.20           0.85         0.04         0.89
1996                    13.03         0.76           (0.31)             0.45           0.79           --         0.79
1995                    12.02         0.80            0.99              1.79           0.78           --         0.78

/1/ The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT


                  RATIO/SUPPLEMENTAL DATA

                                                                Ratio of
Year                 Net Asset                  Net Assets      Expenses
Ended                Value End      Total      End of Period   to Average
12/31                of Period  Return/2/,/3/ (in thousands)   Net Assets/4/

GROWTH FUND/6/
--------------------------------------------------------------------------
1999                  $21.92        (2.54)%      $625,133         0.73%
1998                   24.34         7.64         670,731         0.51
1997                   25.66        23.45         598,502         0.53
1996                   23.76        25.28         430,556         0.59
1995                   21.66        33.67         297,100         0.63

BALANCED FUND/6/
--------------------------------------------------------------------------
1999                  $17.27        (1.11)%      $402,539         0.75%
1998                   18.90         7.68         427,920         0.50
1997                   19.82        19.04         387,110         0.51
1996                   18.94        18.27         300,551         0.56
1995                   18.00        27.12         228,193         0.59

INCOME FUND/5/
--------------------------------------------------------------------------
1999                  $12.24        (1.57)%       $13,175         0.99%
1998                   13.24         8.09          13,959         0.88
1997                   13.00         9.42           9,658         0.92
1996                   12.69         3.50          10,848         0.70
1995                   13.03        14.93          10,532         0.62

                                                   Ratio to Average Net
                                                  Assets Before Waived &
                                                   Reimbursed Expenses
                      Ratio of
Year                 Net Income    Portfolio                    Ratio of
Ended                to Average     Turnover    Ratio of     Net Investment
12/31                Net Assets/4/   Rate       Expenses         Income

GROWTH FUND/6/
---------------------------------------------------------------------------
1999                    1.09%       205.70%       0.79%          1.04%
1998                    1.57         59.63          --             --
1997                    1.50         54.56          --             --
1996                    1.79         67.63          --             --
1995                    2.50         64.59          --             --

BALANCED FUND/6/
---------------------------------------------------------------------------
1999                    3.30%       155.53%       0.77%          3.28%
1998                    3.60         63.69          --             --
1997                    3.12         77.54          --             --
1996                    3.12         72.10          --             --
1995                    3.79         64.80          --             --

INCOME FUND/5/
---------------------------------------------------------------------------
1999                    5.83%        33.09%       1.03%          5.79%
1998                    5.85         46.60          --             --
1997                    6.09         96.80          --             --
1996                    5.88        112.60        0.91           5.67
1995                    6.16         74.53        0.88           5.89

/4/ Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits and earnings credits on cash balances.

/5/ Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996 and 1999.

/6/ Certain expenses for the Growth and Balanced funds were assumed or waived during 1999.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT



Financial Highlights (concluded)

December 31, 1999

PER SHARE DATA

                                                                                  Less Distribution From:
                       Net Asset                                    Total Income
Year                     Value           Net         Net Realized    (Loss) From       Net        Net
Ended                  Beginning     Investment     and Unrealized   Investments   Investment  Realized      Total
12/31                  of Period   Income (Loss)/1/  Gain (Loss)/1/  Operations/1/   Income      Gains    Distributions

SHORT-TERM FUND/4/
--------------------------------------------------------------------------------------------------------------------
1999                     $ 9.98        $ 0.47           $ 0.01           $ 0.48      $ 0.56     $ 0.01       $ 0.57
1998                       9.99          0.49             0.01             0.50        0.51         --         0.51
1997                      10.03          0.51               --             0.51        0.55         --         0.55
1996                      10.00          0.50            (0.01)            0.49        0.46         --         0.46
1995                      10.08          0.53               --             0.53        0.61         --         0.61

SMALL CAP
GROWTH FUND/5/
--------------------------------------------------------------------------------------------------------------------
1999                     $12.38        $(0.15)          $ 8.96           $ 8.81      $   --     $ 1.43       $ 1.43
1998                      11.70         (0.07)            0.75             0.68          --         --           --
1997                      10.00         (0.02)            1.72             1.70          --         --           --

INTERNATIONAL
EQUITY FUND/5/
--------------------------------------------------------------------------------------------------------------------
1999                     $12.13        $ 0.08           $ 6.18           $ 6.26      $ 0.03     $ 0.84       $ 0.87
1998                      10.27          0.11             1.84             1.95        0.09         --         0.09
1997                      10.00          0.08             0.27             0.35        0.08         --         0.08

SOCIALLY
RESPONSIBLE FUND/5/
--------------------------------------------------------------------------------------------------------------------
1999                     $12.99        $ 0.17           $ 0.91           $ 1.08      $ 0.14     $ 0.12       $ 0.26
1998                      12.10          0.27             0.91             1.18        0.17       0.12         0.29
1997                      10.00          0.10             2.20             2.30        0.10       0.10         0.20

/1/ The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT



                          RATIO/SUPPLEMENTAL DATA


                                                                       Ratio of
Year                   Net Asset                     Net Assets        Expenses
Ended                  Value End      Total         End of Period     to Average
12/31                  of Period    Return/2/,/3/   (in thousands)    Net Assets

SHORT-TERM FUND/4/
--------------------------------------------------------------------------------
1999                     $ 9.89          4.77%          $1,743          0.32%
1998                       9.98          4.97            1,331          0.69
1997                       9.99          5.09            1,151          0.50
1996                      10.03          5.02            1,229          0.53
1995                      10.00          5.25            1,006          0.84

SMALL CAP
GROWTH FUND/5/
--------------------------------------------------------------------------------
1999                     $19.76         71.55%         $60,497          1.50%
1998                      12.38          5.81           28,655          1.11
1997                      11.70         17.016          16,525          0.78

INTERNATIONAL
EQUITY FUND/5/
--------------------------------------------------------------------------------
1999                     $17.52         51.83%         $26,403          1.30%
1998                      12.13         18.95           10,311          1.03
1997                      10.27          3.466           5,214          0.46

SOCIALLY
RESPONSIBLE FUND/5/
--------------------------------------------------------------------------------
1999                     $13.81          8.39%         $59,533          1.00%
1998                      12.99          9.80           35,564          0.64
1997                      12.10         23.046           9,213          0.49



                                                    Ratio to Average Net
                                                   Assets Before Waived &
                                                    Reimbursed Expenses
                        Ratio of
Year                    Net Income   Portfolio                  Ratio of
Ended                  to Average     Turnover    Ratio of   Net Investment
12/31                  Net Assets       Rate      Expenses       Income

SHORT-TERM FUND/4/
---------------------------------------------------------------------------
1999                      4.71%         0.00%       1.90%         3.13%
1998                      4.78          0.00        2.59          2.88
1997                      4.98          0.00        2.52          2.96
1996                      4.93          0.00        2.44          3.02
1995                      5.11          0.00        2.35          3.60

SMALL CAP
GROWTH FUND/5/
---------------------------------------------------------------------------
1999                     (1.03)%      172.20%       1.64%        (1.17)%
1998                     (0.59)       168.31        1.75         (1.23)
1997                     (0.19)        91.49        1.44         (0.85)

INTERNATIONAL
EQUITY FUND/5/
---------------------------------------------------------------------------
1999                      0.53%        77.74%       1.69%         0.14%
1998                      0.99         57.71        2.06         (0.04)
1997                      1.29         31.99        1.82         (0.07)

SOCIALLY
RESPONSIBLE FUND/5/
---------------------------------------------------------------------------
1999                      1.28%        60.46%       1.12%         1.16%
1998                      2.10         41.63        1.12          1.62
1997                      1.65         20.85        1.16          0.98

/4/ Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1999.

/5/ Certain expenses for the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund were assumed or waived by Horace Mann Investors since their inception, March 10, 1997.

/6/  The returns are not annualized.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT



                                   Statement of Investments
                                   Growth Fund
                                   December 31, 1999

        [PIE CHART]

Cash & Other Net Assets      1.3%
Common & Preferred Stock    98.7%


                                                    Number of             Market
                                                     Shares                (000)
--------------------------------------------------------------------------------
COMMON STOCK

Aerospace 2.38%
  Boeing Co.                                          57,000             $ 2,369
  Lockheed Martin Corp.                              183,600               4,016
  Raytheon Co.- B                                    193,200               5,132
  United Technologies Corp.                           51,900               3,373
--------------------------------------------------------------------------------
                                                                          14,890
Air Transportation 3.07%
  Alaska Air Group, Inc.*                             25,800                 906
  AMR Corp.*                                          22,500               1,507
  Delta Air Lines, Inc.                               21,600               1,076
  FDX Corp.*                                         383,000              15,679
--------------------------------------------------------------------------------
                                                                          19,168
Apparel 0.14%
  VF Corp.                                            28,200                 846

Automotive 1.10%
  Cummins Engine Co., Inc.                            19,200                 928
  Ford Motor Co.                                     111,400               5,953
--------------------------------------------------------------------------------
                                                                           6,881
Banks & Financial Services 15.23%
  A.G. Edwards, Inc.                                  38,200               1,224
  Associates First Capital Corp.- A                   67,100               1,841
  Bank of America Corp.                              127,200               6,384
  Bear Stearns Cos., Inc.                             23,010                 984
  Chase Manhattan Corp.                              183,400              14,248
  Citigroup, Inc.                                     55,500               3,084
  Comerica, Inc.                                      66,300               3,095
  Federal National Mortgage Association               79,800               4,983
  Firstar Corp.                                       44,200                 934
  First Union Corp.                                   39,000               1,280
  FleetBoston Financial Group                        335,954              11,695
  Greenpoint Financial Corp.                          63,700               1,517
  Household Int'l, Inc.                              167,900               6,254
  KeyCorp                                             96,100               2,126
  MBNA Corp.                                          89,000               2,425
  Merrill Lynch & Co., Inc.                            8,000                 668
  Morgan Stanley Dean Witter & Co.                    45,700               6,524
  PNC Bank Corp.                                     118,800               5,287
  Providian Financial Corp.                           39,800               3,624
  Southtrust Corp.                                    92,400               3,488
  US Bancorp                                         187,400               4,462
  Wachovia Corp.                                      23,900               1,625
  Wells Fargo & Co.                                  181,000               7,319
--------------------------------------------------------------------------------
                                                                          95,071
Business Machines 5.08%
  Compaq Computer Corp.                              321,700               8,706
  Gateway, Inc.*                                      45,400               3,272
  Hewlett-Packard Co.                                 50,200               5,720
  International Business Machines Corp.               24,000               2,592
  Lexmark Int'l Group, Inc.- A*                       53,100               4,806
  Xerox Corp.                                        294,000               6,670
--------------------------------------------------------------------------------
                                                                          31,766

See notes to the financial statements.
26

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                         Growth Fund
                         December 31, 1999

                                                    Number of             Market
                                                      Shares               (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (continued)

Business Services 6.51%
  America Online, Inc.*                               12,700             $   958
  Automatic Data Processing, Inc.                     33,400               1,799
  Computer Sciences Corp.*                            80,500               7,617
  DST Systems, Inc.*                                  40,200               3,068
  Electronic Data Systems Corp.                      224,600              15,034
  First Data Corp.                                   197,200               9,724
  Tyco Int'l Ltd.                                     65,000               2,527
--------------------------------------------------------------------------------
                                                                          40,727
Chemicals 3.34%
  Dow Chemical Co.                                    34,300               4,583
  DuPont (E.I.) de Nemours & Co.                      83,172               5,479
  Monsanto Co.                                       118,800               4,232
  PPG Industries, Inc.                                57,000               3,566
  Praxair, Inc.                                       46,800               2,355
  Rohm & Haas Co.                                     17,200                 700
--------------------------------------------------------------------------------
                                                                          20,915
Communication Services 6.92%
  Alltel Corp.                                        44,700               3,696
  AT&T Corp.                                         237,700              12,063
  AT&T Corp. - Liberty Media Group - A*               23,500               1,334
  Bell Atlantic Corp.                                 34,800               2,142
  BellSouth Corp.                                     79,500               3,722
  GTE Corp.                                           57,400               4,050
  MCI WorldCom, Inc.*                                117,000               6,201
  SBC Communications, Inc.                           164,400               8,015
  Sprint FON Group                                     6,000                 615
  Telephone & Data Systems, Inc.                      11,300               1,424
--------------------------------------------------------------------------------
                                                                          43,262
Computer Software Services 4.16%
  Cisco Systems, Inc.*                                37,600               4,026
  Compuware Corp.*                                   320,800              11,930
  EMC Corp.*                                           7,900                 863
  Microsoft Corp.*                                    68,900               8,040
  Oracle Corp.*                                       10,300               1,154
--------------------------------------------------------------------------------
                                                                          26,013
Construction 1.51%
  Lafarge Corp.                                       44,400               1,227
  Masco Corp.                                        323,500               8,209
--------------------------------------------------------------------------------
                                                                           9,436
Consumer Products 2.78%
  Colgate-Palmolive Co.                               12,100                 786
  Fortune Brands, Inc.                                26,900                 889
  Gillette Co. (The)                                   7,200                 297
  Minnesota Mining & Mfg. Co.                          6,500                 636
  Newell Rubbermaid, Inc.                            210,800               6,113
  Phillip Morris Cos., Inc.                          278,300               6,453
  Procter & Gamble Co. (The)                          20,300               2,224
--------------------------------------------------------------------------------
                                                                          17,398

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                         Growth Fund
                         December 31, 1999

                                                    Number of             Market
                                                      Shares               (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (continued)

Electronic Equipment & Services 3.55%
  Analog Devices, Inc.*                               13,500           $   1,255
  Cypress Semiconductor Corp.*                        64,400               2,085
  Intel Corp.                                         31,800               2,616
  KLA-Tencor Corp.*                                   12,800               1,425
  Lucent Technologies, Inc.                           58,400               4,369
  Micron Technology, Inc.*                            12,500                 972
  Motorola, Inc.                                      40,400               5,949
  Tellabs, Inc.*                                      35,300               2,264
  Texas Instruments, Inc.                             13,200               1,279
--------------------------------------------------------------------------------
                                                                          22,214
Energy 5.76%
  Chevron Corp.                                       62,600               5,423
  Coastal Corp.                                       66,600               2,360
  Diamond Offshore Drilling, Inc.                     39,000               1,192
  Duke Energy Corp.                                   24,700               1,238
  Exxon Corp.                                        192,348              15,496
  Halliburton Co.                                     34,100               1,373
  Royal Dutch Petroleum Co.                          103,600               6,261
  Tidewater, Inc.                                     38,800               1,397
  USX-Marathon Group                                  50,800               1,254
--------------------------------------------------------------------------------
                                                                          35,994
Entertainment & Recreation 0.98%
  Carnival Corp.                                      42,700               2,042
  Mattel, Inc.                                       313,200               4,111
--------------------------------------------------------------------------------
                                                                           6,153
Food & Beverage 0.99%
  Anheuser-Busch Cos., Inc.                           11,300                 801
  Darden Restaurants, Inc.                            55,200               1,001
  IBP, Inc.                                           30,500                 549
  McDonald's Corp.                                    18,600                 750
  PepsiCo, Inc.                                       23,800                 839
  Ralston Purina Co.                                  33,500                 934
  Sara Lee Corp.                                      35,500                 783
  Tyson Foods, Inc.- A                                33,400                 543
--------------------------------------------------------------------------------
                                                                           6,200
Health Care & Pharmaceuticals 5.79%
  Abbott Laboratories                                 35,800               1,300
  American Home Products Corp.                        44,400               1,751
  Bausch & Lomb, Inc.                                 24,700               1,690
  Baxter International, Inc.                         142,500               8,951
  Becton, Dickinson and Co.                           66,500               1,779
  Bristol-Myers Squibb Co.                            23,000               1,476
  Cardinal Health, Inc.                               12,000                 574
  Columbia/HCA Healthcare Corp.                       31,800                 932
  Covance, Inc.*                                      62,900                 680
  Johnson & Johnson                                   15,000               1,397
  Lilly (Eli) & Co.                                   48,500               3,225
  Merck & Co., Inc.                                   24,800               1,663
  Pharmacia & Upjohn, Inc.                            35,700               1,607
  Schering-Plough Corp.                               26,000               1,097
  United Healthcare Corp.                            127,200               6,758
  Warner-Lambert Co.                                  16,100               1,319
--------------------------------------------------------------------------------
                                                                          36,199


See notes to the financial statements.
28

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                         Growth Fund
                         December 31, 1999

                                                    Number of             Market
                                                      Shares               (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (continued)

Insurance 5.94%
  ACE Ltd.                                            40,000             $   667
  Allstate Corp.                                     125,100               3,002
  AMBAC Financial Group                               33,000               1,722
  American Int'l Group, Inc.                          18,375               1,987
  Aon Corp.                                          118,100               4,724
  CIGNA Corp.                                        165,700              13,349
  Financial Security Assurance Hldgs. Ltd.            41,600               2,168
  Marsh & McLennan Cos., Inc.                         44,200               4,229
  MGIC Investment Corp.                               35,000               2,107
  Old Republic Int'l Corp.                           119,900               1,634
  XL Capital Ltd.- A                                  30,300               1,572
--------------------------------------------------------------------------------
                                                                          37,161
Manufacturing Diversified 4.95%
  Caterpillar, Inc.                                   19,400                 913
  Cooper Industries, Inc.                             29,000               1,173
  Dover Corp.                                         33,800               1,534
  Emerson Electric Co.                               129,200               7,413
  General Electric Co.                                30,700               4,751
  Honeywell International, Inc.                       69,100               3,986
  Illinois Tool Works, Inc.                          147,000               9,932
  Ingersoll-Rand Co.                                  22,800               1,255
--------------------------------------------------------------------------------
                                                                          30,957
Media 2.60%
  Disney (Walt) Co.                                   42,500               1,243
  Fox Entertainment Group*                           109,300               2,726
  Gannett, Inc.                                       64,300               5,244
  Infinity Broadcasting Corp. - A*                    69,700               2,522
  Time Warner, Inc.                                   35,200               2,550
  Tribune Co.                                         35,600               1,960
--------------------------------------------------------------------------------
                                                                          16,245
Metals & Mining 0.63%
  AK Steel Holding Corp.                              43,300                 817
  Aluminum Co. of America                             37,400               3,104
--------------------------------------------------------------------------------
                                                                           3,921
Optical & Photo 1.22%
  Corning, Inc.                                       40,700               5,248
  Eastman Kodak Co.                                   36,200               2,398
--------------------------------------------------------------------------------
                                                                           7,646
Paper & Forest Products 2.64%
  Champion Int'l Corp.                                33,500               2,075
  Georgia-Pacific Corp.                               47,400               2,406
  International Paper Co.                             44,500               2,511
  Kimberly-Clark Corp.                               135,500               8,841
  Louisiana-Pacific Corp.                             49,300                 703
--------------------------------------------------------------------------------
                                                                          16,536
Railroad & Shipping 2.99%
  Burlington Northern Santa Fe                       518,900              12,583
  CSX Corp.                                            8,600                 270
  Norfolk Southern Corp.                             183,700               3,766
  Union Pacific Corp.                                 47,300               2,063
--------------------------------------------------------------------------------
                                                                          18,682

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                         Growth Fund
                         December 31, 1999

                                                    Number of             Market
                                                      Shares               (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (concluded)

Retail 3.46%
  Albertson's Inc.                                    19,800            $    638
  Circuit City Stores                                 24,000               1,082
  Dayton Hudson Corp.                                 26,600               1,953
  Federated Department Stores, Inc.*                  31,300               1,583
  Kroger Co.*                                         86,600               1,635
  Limited, Inc. (The)                                 32,500               1,408
  Lowe's Companies, Inc.                              38,900               2,324
  May Department Stores Co. (The)                     76,600               2,470
  Safeway, Inc.*                                      18,500                 658
  Sears Roebuck & Co.                                 85,200               2,593
  TJX Cos., Inc.                                      71,800               1,467
  Wal-Mart Stores, Inc.                               54,700               3,781
--------------------------------------------------------------------------------
                                                                          21,592
Utilities 4.66%
  Central & South West Corp.                         319,500               6,390
  Consolidated Edison, Inc.                           40,400               1,394
  Dominion Resources, Inc. (Va)                      142,400               5,589
  DTE Energy Co.                                      39,200               1,230
  El Paso Energy Corp.                                17,600                 683
  Energy East Corp.                                   47,800                 995
  Entergy Corp.                                      147,100               3,788
  FPL Group, Inc.                                     38,700               1,657
  GPU, Inc.                                           62,400               1,868
  National Fuel Gas Co.                               30,000               1,395
  Pinnacle West Capital Corp.                         50,300               1,537
  Southern Co.                                        86,800               2,040
  Unicom Corp.                                        17,300                 580
--------------------------------------------------------------------------------
                                                                          29,146
Waste Management 0.24%
  Republic Services, Inc.*                           105,600               1,518

Total Common Stock 98.62%                                                616,537
  (Cost $610,507)

================================================================================
PREFERRED STOCK

Chemical 0.06%
  Monsanto Co.                                        11,600                 384
  (Cost $384)
--------------------------------------------------------------------------------
Total Common and Preferred Stock 98.68%                                 $616,921
     (Cost $610,891)
================================================================================

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT



                         Statement of Investments (concluded)
                         Growth Fund
                         December 31, 1999

                                                        Principal
                                                          Amount         Market
                                                           (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS

State Street Bank and Trust - Repurchase Agreement
  2.50%, 01/03/00, (secured by $3,131
  US Treasury Bond, 8.75%, 08/15/20)                      $ 3,064       $  3,064

State Street Bank and Trust - Repurchase Agreement
  2.50%, 01/03/00, (secured by $3,729
  US Treasury Bond, 8.75%, 08/15/20)                        3,650          3,650

Warburg Dillon Read LLC - Repurchase Agreement
  2.40%, 01/03/00, (secured by $841
  US Treasury Bond, 7.25%, 08/15/22)                          824            824
--------------------------------------------------------------------------------

Total Short-Term Investments 1.21%                                         7,538
  (Cost $7,538)
================================================================================

Total Investments 99.89%                                                 624,459
  (Cost $618,429)

Cash and Other Assets in
  Excess of Liabilities 0.11%                                                674
--------------------------------------------------------------------------------

Net Assets 100.00%                                                      $625,133
================================================================================

* Non-income producing for the year ended December 31, 1999, as this security did not pay dividends.

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                  [PIE CHART]

Cash & Other Net Assets                            2.2%
Muncipal Bonds                                     1.6%
U.S. & Foreign Corporate Bonds/Notes              17.8%
U.S. & Foreign Government & Agency Obligations    18.2%
Common & Preferred Stock                          60.2%


                          Statement of Investments
                          Balanced Fund
                          December 31, 1999

                                                    Number of             Market
                                                     Shares                (000)
--------------------------------------------------------------------------------
COMMON STOCK

Aerospace 1.43%
  Boeing Co.                                         22,300             $    927
  Lockheed Martin Corp.                              69,600                1,523
  Raytheon Co.- B                                    75,100                1,995
  United Technologies Corp.                          20,000                1,300
--------------------------------------------------------------------------------
                                                                           5,745
Air Transportation 1.85%
  Alaska Air Group, Inc.*                            10,200                  358
  AMR Corp.*                                          8,000                  536
  Delta Air Lines, Inc.                               8,500                  423
  FDX Corp.*                                        149,100                6,104
--------------------------------------------------------------------------------
                                                                           7,421
Apparel 0.08%
  VF Corp.                                           11,000                  330

Automotive 0.67%
  Cummins Engine Co., Inc.                            7,500                  362
  Ford Motor Co.                                     43,700                2,335
--------------------------------------------------------------------------------
                                                                           2,697
Banks & Financial Services 9.20%
  A.G. Edwards, Inc.                                 14,900                  478
  Associates First Capital Corp.- A                  21,200                  582
  Bank of America Corp.                              49,800                2,499
  Bear Stearns Cos., Inc.                             9,040                  386
  Chase Manhattan Corp.                              71,400                5,547
  Citigroup, Inc.                                    22,220                1,235
  Comerica, Inc.                                     25,700                1,200
  Federal National Mortgage Association              31,300                1,954
  Firstar Corp.                                      17,300                  365
  First Union Corp.                                  15,500                  509
  FleetBoston Financial Group                       131,071                4,563
  Greenpoint Financial Corp.                         24,900                  593
  Household Int'l, Inc.                              65,300                2,432
  KeyCorp                                            37,700                  834
  MBNA Corp.                                         34,800                  948
  Merrill Lynch & Co., Inc.                           4,200                  351
  Morgan Stanley Dean Witter & Co.                   18,000                2,569
  PNC Bank Corp.                                     46,300                2,060
  Providian Financial Corp.                          15,600                1,420
  Southtrust Corp.                                   36,100                1,363
  US Bancorp                                         71,900                1,712
  Wachovia Corp.                                      8,200                  558
  Wells Fargo & Co.                                  70,400                2,847
--------------------------------------------------------------------------------
                                                                          37,005
Business Machines 3.08%
  Compaq Computer Corp.                             125,100                3,386
  Gateway, Inc.*                                     17,700                1,275
  Hewlett-Packard Co.                                19,600                2,233
  International Business Machines Corp.               9,600                1,037
  Lexmark Int'l Group, Inc.- A*                      20,700                1,873
  Xerox Corp.                                       113,900                2,584
--------------------------------------------------------------------------------
                                                                          12,388


                    See notes to the financial statements.
32

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                       Number of          Market
                                                        Shares             (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (continued)

Business Services 3.98%
  America Online, Inc.*                                  5,100          $    385
  Automatic Data Processing, Inc.                       12,700               684
  Computer Sciences Corp.*                              32,000             3,028
  DST Systems, Inc.*                                    15,800             1,206
  Electronic Data Systems Corp.                         87,300             5,844
  First Data Corp.                                      78,800             3,886
  Tyco Int'l Ltd.                                       25,800             1,003
--------------------------------------------------------------------------------
                                                                          16,036
Chemicals 2.01%
  Dow Chemical Co.                                      13,300             1,777
  DuPont (E.I.) de Nemours & Co.                        32,035             2,110
  Monsanto Co.                                          45,900             1,635
  PPG Industries, Inc.                                  22,300             1,395
  Praxair, Inc.                                         18,200               916
  Rohm & Haas Co.                                        6,600               269
--------------------------------------------------------------------------------
                                                                           8,102
Communication Services 4.28%
  Alltel Corp.                                          17,600             1,455
  AT&T Corp.                                            94,600             4,801
  AT&T Corp. - Liberty Media Group - A*                  8,600               488
  American Mobile Satellite Corp. (warrants)* **            25                 1
  Bell Atlantic Corp.                                   14,100               868
  BellSouth Corp.                                       31,200             1,461
  GTE Corp.                                             22,500             1,588
  KMC Telecom Holdings, Inc. (warrants)* **                475                 1
  MCI WorldCom, Inc.*                                   47,100             2,496
  SBC Communications, Inc.                              66,500             3,242
  Sprint FON Group                                       2,400               246
  Telephone & Data Systems, Inc.                         4,400               554
--------------------------------------------------------------------------------
                                                                          17,201
Computer Software Services 2.57%
  Cisco Systems, Inc.*                                  15,400             1,649
  Compuware Corp.*                                     125,000             4,648
  EMC Corp.*                                             3,400               371
  Microsoft Corp.*                                      27,200             3,174
  Oracle Corp.*                                          4,600               515
--------------------------------------------------------------------------------
                                                                          10,357
Construction 0.91%
  Lafarge Corp.                                         17,100               472
  Masco Corp.                                          125,800             3,192
--------------------------------------------------------------------------------
                                                                           3,664
Consumer Products 1.72%
  Colgate-Palmolive Co.                                  5,600               364
  Fortune Brands, Inc.                                  10,400               344
  Gillette Co. (The)                                     2,800               115
  Minnesota Mining & Mfg. Co.                            3,000               294
  Newell Rubbermaid, Inc.                               82,000             2,378
  Phillip Morris Cos., Inc.                            111,200             2,578
  Procter & Gamble Co. (The)                             7,800               855
--------------------------------------------------------------------------------
                                                                           6,928
Electronic Equipment & Services 2.18%
  Analog Devices, Inc.*                                  6,300               586
  Cypress Semiconductor Corp.*                          25,200               816

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Number of           Market
                                                       Shares              (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (continued)

  Intel Corp.                                          12,400           $  1,020
  KLA-Tencor Corp.*                                     5,000                557
  Lucent Technologies, Inc.                            23,400              1,751
  Micron Technology, Inc.*                              5,000                389
  Motorola, Inc.                                       15,300              2,253
  Tellabs, Inc.*                                       14,000                898
  Texas Instruments, Inc.                               5,300                513
--------------------------------------------------------------------------------
                                                                           8,783
Energy 3.51%
  Chevron Corp.                                        24,200              2,096
  Coastal Corp.                                        26,000                921
  Diamond Offshore Drilling, Inc.                      15,300                468
  Duke Energy Corp.                                     9,900                496
  Exxon Corp.                                          76,101              6,131
  Halliburton Co.                                      12,200                491
  Royal Dutch Petroleum Co.                            41,200              2,490
  Tidewater, Inc.                                      15,200                547
  USX-Marathon Group                                   19,900                491
--------------------------------------------------------------------------------
                                                                          14,131

Entertainment & Recreation 0.60%
  Carnival Corp.                                       16,800                803
  Mattel, Inc.                                        123,900              1,626
--------------------------------------------------------------------------------
                                                                           2,429

Food & Beverage 0.62%
  Anheuser-Busch Cos., Inc.                             4,800                341
  Darden Restaurants, Inc.                             21,600                391
  IBP, Inc.                                            11,800                212
  McDonald's Corp.                                      7,000                282
  PepsiCo, Inc.                                        10,600                374
  Ralston Purina Co.                                   13,100                365
  Sara Lee Corp.                                       14,000                309
  Tyson Foods, Inc.- A                                 13,100                213
--------------------------------------------------------------------------------
                                                                           2,487

Health Care & Pharmaceuticals 3.52%
  Abbott Laboratories                                  14,100                512
  American Home Products Corp.                         18,100                714
  Bausch & Lomb, Inc.                                   9,700                664
  Baxter International, Inc.                           55,600              3,492
  Becton, Dickinson and Co.                            25,600                685
  Bristol-Myers Squibb Co.                              8,300                533
  Cardinal Health, Inc.                                 4,500                215
  Columbia/HCA Healthcare Corp.                        16,300                478
  Covance, Inc.*                                       24,200                262
  Johnson & Johnson                                     5,000                466
  Lilly (Eli) & Co.                                    18,900              1,257
  Merck & Co., Inc.                                    10,200                684
  Pharmacia & Upjohn, Inc.                             13,900                626
  Schering-Plough Corp.                                10,300                435
  United Healthcare Corp.                              49,500              2,630
  Warner-Lambert Co.                                    6,500                533
--------------------------------------------------------------------------------
                                                                          14,186

                    See notes to the financial statements.
34

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Number of           Market
                                                       Shares              (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (continued)

Insurance 3.61%
  ACE Ltd.                                             16,100           $    269
  Allstate Corp.                                       49,000              1,176
  AMBAC Financial Group                                12,900                673
  American Int'l Group, Inc.                            8,875                960
  Aon Corp.                                            43,450              1,738
  CIGNA Corp.                                          64,600              5,204
  Financial Security Assurance Hldgs. Ltd.             16,300                850
  Marsh & McLennan Cos., Inc.                          16,200              1,550
  MGIC Investment Corp.                                13,800                831
  Old Republic Int'l Corp.                             47,000                640
  XL Capital Ltd.- A                                   12,000                623
--------------------------------------------------------------------------------
                                                                          14,514
Manufacturing (Diversified) 3.07%
  Caterpillar, Inc.                                     8,800                414
  Cooper Industries, Inc.                              11,300                457
  Dover Corp.                                          13,300                603
  Emerson Electric Co.                                 50,500              2,897
  General Electric Co.                                 12,400              1,919
  Honeywell International, Inc.                        27,400              1,581
  Illinois Tool Works, Inc.                            59,300              4,006
  Ingersoll-Rand Co.                                    8,900                490
--------------------------------------------------------------------------------
                                                                          12,367
Media 1.57%
  Disney (Walt) Co.                                    15,000                439
  Fox Entertainment Group*                             42,900              1,070
  Gannett, Inc.                                        25,400              2,072
  Infinity Broadcasting Corp. - A*                     27,200                984
  Time Warner, Inc.                                    13,800              1,000
  Tribune Co.                                          13,700                754
--------------------------------------------------------------------------------
                                                                           6,319
Metals & Mining 0.39%
  AK Steel Hldgs. Corp.                                16,900                319
  Aluminum Co. of America                              15,000              1,245
--------------------------------------------------------------------------------
                                                                           1,564
Optical & Photo 0.74%
  Corning, Inc.                                        15,800              2,037
  Eastman Kodak Co.                                    14,200                941
--------------------------------------------------------------------------------
                                                                           2,978
Paper & Forest Products 1.62%
  Champion Int'l Corp.                                 13,200                818
  Georgia-Pacific Corp.                                18,600                944
  International Paper Co.                              18,100              1,022
  Kimberly-Clark Corp.                                 53,000              3,458
  Louisiana-Pacific Corp.                              19,300                275
--------------------------------------------------------------------------------
                                                                           6,517
Railroad & Shipping 1.82%
  Burlington Northern Santa Fe                        201,800              4,894
  CSX Corp.                                             5,400                169
  Norfolk Southern Corp.                               71,500              1,466
  Union Pacific Corp.                                  18,500                807
--------------------------------------------------------------------------------
                                                                           7,336

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Number of           Market
                                                       Shares              (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (concluded)

Retail 2.13%
  Albertson's Inc.                                      7,700           $    248
  Circuit City Stores                                   9,600                433
  Dayton Hudson Corp.                                  11,300                830
  Federated Department Stores, Inc.*                   12,300                622
  Kroger Co.*                                          33,700                636
  Limited, Inc. (The)                                  12,800                554
  Lowe's Companies, Inc.                               15,200                908
  May Department Stores Co. (The)                      30,500                984
  Safeway, Inc.*                                        7,200                256
  Sears Roebuck & Co.                                  33,400              1,017
  TJX Cos., Inc.                                       28,100                574
  Wal-Mart Stores, Inc.                                21,900              1,514
--------------------------------------------------------------------------------
                                                                           8,576
Utilities 2.81%
  Central & South West Corp.                          124,300              2,486
  Consolidated Edison, Inc.                            15,900                549
  Dominion Resources, Inc. (Va)                        55,400              2,174
  DTE Energy Co.                                       15,400                483
  El Paso Energy Corp.                                  6,800                264
  Energy East Corp.                                    18,700                389
  Entergy Corp.                                        56,000              1,442
  FPL Group, Inc.                                      14,900                638
  GPU, Inc.                                            24,500                733
  National Fuel Gas Co.                                11,600                539
  Pinnacle West Capital Corp.                          20,000                611
  Southern Co.                                         34,000                799
  Unicom Corp.                                          6,600                221
--------------------------------------------------------------------------------
                                                                          11,328

Waste Management 0.15%
  Republic Services, Inc.*                             41,300                594
--------------------------------------------------------------------------------
Total Common Stock 60.12%                                               $241,983
  (Cost $238,999)

================================================================================
PREFERRED STOCK

Chemical 0.03%
  Monsanto Co.                                          4,300                142
  (Cost $203)
--------------------------------------------------------------------------------

Total Common and Preferred Stock 60.15%                                  242,125
  (Cost $239,202)


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
GOVERNMENT AND
AGENCY OBLIGATIONS

Treasury Bonds/Notes
    11.875%, 11/15/03                                 $  3,000          $  3,541
    10.375%, 11/15/09                                    4,000             4,601
    12.00%, 08/15/13                                     4,000             5,341

Federal Home Loan Banks
    5.905%, 03/27/08                                     1,000               927

Federal National Mortgage Association
    6.42%, 02/27/08                                      1,500             1,402
    6.50%, 04/25/08                                      1,800             1,686
    6.60%, 05/01/08                                      1,500             1,411
    6.46%, 06/26/08                                      1,000               934
    6.36%, 08/14/08                                      1,215             1,127

Federal Home Loan Mortgage Corporation
  (Mortgage Backed Securities)
    9.50%, 08/01/01                                          2                 2
    9.50%, 09/01/01                                          2                 2
    9.50%, 10/01/01                                          5                 5
    9.25%, 11/01/02                                         16                16
    8.25%, 10/01/07                                         35                35
    8.25%, 11/01/07                                         33                34
    8.75%, 05/01/08                                         25                25
    8.50%, 08/01/08                                         15                15
    9.00%, 09/01/08                                         37                38
    8.00%, 09/01/09                                         31                31
    8.00%, 04/01/10                                         37                37
    7.00%, 09/01/10                                         11                11
    7.00%, 10/01/10                                         67                67
    7.00%, 12/01/10                                         63                62
    7.00%, 01/01/11                                      1,223             1,214
    7.00%, 02/01/11                                      1,627             1,613
    7.00%, 03/01/11                                      2,707             2,685
    7.00%, 04/01/11                                        989               981
    7.00%, 07/01/11                                        684               678
    6.00%, 08/01/12                                         64                61
    6.00%, 09/01/12                                         67                64
    6.00%, 01/01/13                                         30                28
    6.00%, 02/01/13                                        803               762
    6.00%, 06/01/13                                        108               103
    6.00%, 10/01/13                                        655               622
    6.00%, 11/01/13                                        859               815
    6.50%, 05/01/14                                        512               497

Federal National Mortgage Association
  (Mortgage Backed Securities)
    7.043%, 07/01/06                                       862               853
    6.85%, 10/01/07                                      1,685             1,637
    6.79%, 11/01/07                                      1,101             1,074
    6.62%, 12/01/07                                        402               385
    6.44%, 01/01/08                                        588               558
    6.50%, 01/01/08                                        123               117
    6.51%, 01/01/08                                         83                79
    6.58%, 01/01/08                                        102                98
    6.62%, 01/01/08                                         59                56


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
GOVERNMENT AND
AGENCY OBLIGATIONS
   (continued)

     6.47%, 02/01/08                                  $    442         $     420
     6.265%, 06/01/08                                      197               185
     6.34%, 06/01/08                                       236               222
     6.42%, 06/01/08                                       295               279
     6.23%, 07/01/08                                       197               184
     6.25%, 07/01/08                                       985               922
     6.31%, 07/01/08                                       138               130
     6.21%, 08/01/08                                       954               892
     5.845%, 01/01/09                                      401               365
     5.98%, 01/01/09                                       335               308
     6.23%, 01/01/09                                       373               347
     8.75%, 02/01/10                                       190               195
     6.50%, 11/01/12                                     1,276             1,241
    10.25%, 07/01/13                                         6                 6
     8.00%, 08/01/14                                       656               664
     8.50%, 09/01/14                                       282               291
     8.50%, 01/01/15                                       168               173
     8.50%, 03/01/15                                       233               240
     6.00%, 06/01/18                                     1,822             1,692
     6.00%, 12/01/18                                       291               270
     6.00%, 01/01/19                                       285               265
     7.50%, 10/01/22                                       474               471
     7.50%, 07/01/23                                       217               215

Government National Mortgage Association
  (Mortgage Backed Securities)
    11.00%, 12/15/00                                         7                 7
     9.50%, 08/20/01                                         7                 7
     9.50%, 10/20/01                                        10                10
     9.50%, 07/20/02                                        10                10
     9.50%, 12/20/02                                        11                11
     9.50%, 01/20/03                                         9                10
     9.50%, 02/20/03                                        12                13
     9.50%, 05/20/03                                        23                24
     9.50%, 08/20/03                                        15                15
     9.50%, 09/20/03                                        34                35
     9.50%, 11/20/03                                        15                15
     9.50%, 09/20/04                                         8                 8
     8.25%, 05/15/06                                        63                65
     6.50%, 12/15/12                                       287               278
     6.50%, 02/15/13                                       398               386
     6.50%, 05/15/13                                       719               697
     6.50%, 08/15/13                                       444               431
     6.50%, 10/15/13                                       237               230
     6.50%, 02/15/14                                       275               267
     6.00%, 03/15/14                                       463               439
     8.50%, 01/15/20                                        24                25
     8.50%, 02/15/21                                       102               106
     8.50%, 06/15/21                                        63                65
     8.50%, 08/15/21                                        14                14
     8.00%, 05/20/22                                       225               227
     7.50%, 01/15/23                                       809               804
     7.50%, 02/15/23                                        36                36
     8.50%, 04/15/23                                       133               137



See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
GOVERNMENT AND
AGENCY OBLIGATIONS
   (concluded)

    7.50%, 05/15/23                                   $  1,050          $  1,043
    7.50%, 06/15/23                                      1,111             1,104
    7.50%, 08/15/23                                        572               568
    7.50%, 09/15/23                                        215               214
    7.50%, 11/15/23                                        776               771
    7.50%, 12/15/23                                      3,242             3,225
    6.50%, 03/15/28                                        64                60
    6.50%, 04/15/28                                      1,085             1,019
    6.50%, 06/15/28                                        493               462
    6.50%, 07/15/28                                        288               270
    6.50%, 08/15/28                                        703               661
    6.50%, 10/15/28                                        658               617
    6.50%, 01/15/29                                      2,282             2,159
    6.50%, 02/15/29                                        300               282
    7.00%, 03/15/29                                        188               181
    7.00%, 04/15/29                                        846               818
    7.00%, 06/15/29                                        448               433
    7.00%, 07/15/29                                      1,429             1,379
    7.00%, 08/15/29                                        325               314
    7.00%, 09/15/29                                        727               702

Collateralized Mortgage Obligation
  (Planned Amortization Class)(Note 3)
  Credit Suisse First Boston 1997-C2
    6.55%, 11/17/07                                      1,200             1,133
  GE Capital Mortgage Services, Inc.
    6.00%, 04/25/09                                      1,000               953
  FNMA 1993-182 Class H
    5.00%, 09/25/23                                      1,709             1,583
  FNMA 1994-19 Class B
    5.00%, 01/25/24                                      1,538             1,436

Foreign (U.S. dollar denominated)
  SCL Term Aereo Santiago**
    6.95%, 07/01/12                                      1,500             1,363
--------------------------------------------------------------------------------

Total U.S. and Foreign Government and
  Agency Obligations 18.24%                                               73,429
  (Cost $80,982)

================================================================================
MUNICIPAL BONDS

  California Hsg Fin Agy Rev
    8.16%, 02/01/28                                      1,065             1,076
  Denver, CO City & County Sch. Dist.
    6.79%, 12/15/08                                        930               888
  Horry Cnty, SC Airport Rev
    7.38%, 07/01/12                                      1,450             1,392
  Ohio State Taxable Dev Assistance
    7.60%, 10/01/16                                      1,250             1,220
  Oxnard, CA Un High Sch. Dist.
    7.78%, 08/01/17                                      1,000               980
  San Bernardino County
    7.09%, 08/01/11                                      1,000               954
--------------------------------------------------------------------------------
Total Municipal Bonds 1.62%
  (Cost $7,020)                                                            6,510


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999
                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES

  Accuride Corp.
    9.25%, 02/01/08                                  $     300          $    273
  Advanced Micro Devices, Inc.
    11.00%, 08/01/03                                       290               286
  AK Steel Corp.
    9.125%, 12/15/06                                       250               254
  AK Steel Corp.
    7.875%, 02/15/09                                        80                76
  Alaris Medical System, Inc.
    9.75%, 12/01/06                                         50                43
  Alaris Medical System, Inc.o
    0.00%, 08/01/08                                        375               154
  Alaska Communication Hldgs., Inc.
    9.375%, 05/15/09                                       100                97
  Allbritton Communication Co.
    9.75%, 11/30/07                                        200               201
  Allbritton Communication Co.
    8.875%, 02/01/08                                       325               312
  Allied Waste Industries
    7.625%, 01/01/06                                       145               130
  AMC Entertainment, Inc.
    9.50%, 03/15/09                                        300               267
  AMC Entertainment, Inc.
    9.50%, 02/01/11                                        100                89
  American Media Operations, Inc.
    10.25%, 05/01/09                                       150               152
  American Standard, Inc.
    7.625%, 02/15/10                                        70                64
  Amphenol Corp.
    9.875%, 05/15/07                                       250               261
  AMR Corp.
    9.00%, 09/15/16                                      1,550             1,635
  AMSC Acquistion, Inc.
    12.25%, 03/31/08                                        75                59
  Arcadia Financial Ltd.
    11.50%, 03/15/07                                        25                26
  ARCO Chemical Co.
    9.80%, 02/01/20                                        200               200
  Armco, Inc.
    9.00%, 09/15/07                                        275               278
  Aurora Foods, Inc.
    9.875%, 02/15/07                                       100               101
  Aurora Foods, Inc.
    8.75%, 07/01/08                                        100                96
  Aztar Corp.
    8.875%, 05/15/07                                       275               264
  B & G Foods Incications Corp.
    9.625%, 08/01/07                                       275               244
  Banponce Corp.
    6.75%, 12/15/05                                      1,760             1,651
  Bayou Steel Corp.
    9.50%, 05/15/08                                        100                93
  Bell Sports, Inc.
    11.00%, 08/15/08                                       250               250


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
(continued)

  Benedek Communications Corp. +
    0.00%, 05/15/06                                  $     185         $     165
  Beverly Enterprises
    9.00%, 02/15/06                                        170               160
  Boise Cascade Office Products Co.
    7.05%, 05/15/05                                      1,600             1,473
  Bresnan Communications Group +
    0.00%, 02/01/09                                        100                69
  BTI Telecom Corp.
    10.50%, 09/15/07                                       350               322
  Century Communications Corp. +
    0.00%, 01/15/08                                        950               409
  Chancellor Media Corp.
    9.375%, 10/01/04                                       170               175
  Charter Communications Hldgs.
    8.625%, 04/01/09                                       400               369
  Chevy Chase Bank F.S.B.
    9.25%, 12/01/08                                        140               132
  Chiquita Brands Int'l, Inc.
    10.00%, 06/15/09                                       135                98
  Classic Cable, Inc.
    9.875%, 08/01/08                                       175               173
  Columbia/HCA Healthcare Corp.
    7.25%, 05/20/08                                        175               157
  Commercial Credit Group, Inc.
    10.00%, 05/15/09                                     1,021             1,188
  Computer Association Int'l, Inc.
    6.50%, 04/15/08                                      2,000             1,805
  Concentric Network Corp.
    12.75%, 12/15/07                                       325               342
  Container Corp. of America
    9.75%, 04/01/03                                        170               173
  Contour Energy Co.
    14.00%, 04/15/03                                       184               180
  Cross Timbers Oil Co.
    9.25%, 04/01/07                                        150               148
  Crown Castle Int'l Corp.* +
    0.00%, 11/15/07                                        150               113
  CSC Holdings, Inc.
    9.25%, 11/01/05                                        150               156
  Decision One Hldgs. Corp. ***
    9.25%, 11/01/05                                        200                 1
  Del Monte Foods Co. * +
    0.00%, 12/15/07                                        313               241
  Delco Remy Int'l, Inc.
    10.625%, 08/01/06                                      105               109
  Delco Remy Int'l, Inc.
    8.625%, 12/15/07                                       100                94
  Delta Air Lines, Inc.
    10.125%, 05/15/10                                      886               995
  Delta Air Lines, Inc.
    9.75%, 05/15/21                                        412               461
  Dime Capital Trust
    9.33%, 05/06/27                                      1,500             1,434


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
(continued)

  Doral Financial Corp.
    8.50%, 07/08/04                                    $ 1,500           $ 1,481
  Duane Reade, Inc.
    9.25%, 12/15/08                                        500               489
  Dura Operating Corp.
    9.00%, 05/01/09                                        185               174
  e. spire Communications, Inc. +
    0.00%, 04/01/06                                        250               117
  EchoStar DBS Corp.
    9.375%, 02/01/09                                       725               727
  El Paso Energy Corp.
    6.75%, 05/15/09                                      1,500             1,400
  Emmis Communications Corp.
    8.125%, 03/15/09                                       135               128
  Empresa Nacional de Electricid
    8.50%, 04/01/09                                        650               644
  Energy Corp of America
    9.50%, 05/15/07                                        425               297
  Engle Homes, Inc.
    9.25%, 02/01/08                                        285               257
  Exodus Communications, Inc.
    11.25%, 07/01/08                                       250               258
  Fairchild Semiconductor Corp.
    10.125%, 03/15/07                                      450               459
  Falcon Building Products, Inc. +
    0.00%, 06/15/07                                        500               373
  Falcon Holdings Group LP +
    0.00%, 04/15/10                                        255               191
  Falcon Holdings Group LP
    8.375%, 04/15/10                                       250               252
  Farmers Ins. Exch.**
    8.625%, 05/01/24                                     1,500             1,497
  Federal-Mogul Co.
    8.80%, 04/15/07                                        200               194
  First Republic Bank
    7.75%, 09/15/12                                      1,500             1,270
  Fisher Scientific Int'l, Inc.
    9.00%, 02/01/08                                        250               240
  Fonda Group, Inc.
    9.50%, 03/01/07                                        250               209
  Frontiervision Hldg. LP +
    0.00%, 09/15/07                                        225               200
  Gaylord Container Corp.
    9.375%, 06/15/07                                       150               139
  GCI, Inc.
    9.75%, 08/01/07                                        600               551
  General Electric Cap Corp.
    8.85%, 04/01/05                                      1,000             1,058
  Georgia Gulf Corp.**
    10.375%, 11/01/07                                       45                47
  Globalstar Capital Corp.
    10.75%, 11/01/04                                       350               224
  Granite Broadcasting Corp.
    8.875%, 05/15/08                                       300               287


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
(continued)

  Grove Worldwide LLC
    9.25%, 05/01/08                                   $    210         $      59
  GST Networks FDG, Inc. o
    0.00%, 05/01/08                                        250               121
  GST Telecommunications, Inc. o
    0.00%, 11/15/07                                         60                57
  Hammon, John Q Hotels
    8.875%, 02/15/04                                       250               228
  Hayes Wheels Int'l, Inc.
    9.125%, 07/15/07                                       150               145
  Heller Financial, Inc.
    5.625%, 03/15/00                                       730               729
  Hollywood Casino Corp.
    11.25%, 05/01/07                                       150               157
  Hyperion Telecommunications, Inc. o
    13.00%, 04/15/03                                       120               107
  Hyperion Telecommunications, Inc.
    12.25%, 09/01/04                                       200               214
  ICO, Inc.
    10.375%, 06/01/07                                      130               120
  Insight Midwest LP**
    9.75%, 10/01/09                                         70                72
  Intermedia Communications, Inc.
    8.875%, 11/01/07                                       200               186
  Intermedia Communications, Inc.
    8.50%, 01/15/08                                        350               318
  Intermedia Communications, Inc.
    8.60%, 06/01/08                                        150               138
  International Wire Group, Inc.
    11.75%, 06/01/05                                       100               103
  Interpool, Inc.
    7.35%, 08/01/07                                      1,800             1,484
  Iridium Cap Corp. ***
    11.25%, 07/15/05                                       400                20
  Iron Mountain, Inc.
    8.75%, 09/30/09                                        240               229
  ITC Deltacom, Inc.
    8.875%, 03/01/08                                       100                96
  ITC Deltacom, Inc.
    9.75%, 11/15/08                                         95                96
  Johnstown America Inds., Inc.
    11.75%, 08/15/05                                       235               239
  K & F Industries, Inc.
    9.25%, 10/15/07                                        425               408
  Key Energy Services, Inc.
    14.00%, 01/15/09                                        50                55
  KMC Telecom Hldgs. Inc. o
    0.00%, 02/15/08                                        475               271
  L-3 Communications Corp.
    8.50%, 05/15/08                                         50                47
  L-3 Communications Corp.
    8.00%, 08/01/08                                         90                82
  LDM Technologies, Inc.
    10.75%, 01/15/07                                       210               191


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
(continued)

  Level 3 Communications, Inc.
    9.125%, 05/01/08                                   $   175           $   165
  Liberty Financial Cos., Inc.
    6.75%, 11/15/08                                      1,205             1,110
  Life Point Hospital Hldgs., Inc.
    10.75%, 05/15/09                                       125               122
  Lin Hldgs. Corp. +
    0.00%, 03/01/08                                        850               573
  Loews Ciniplex Entertainment Corp.
    8.875%, 08/01/08                                       230               203
  LTV Corp.**
    11.75%, 11/15/09                                       175               182
  Lumberman's Mutual Casualty Co.**
    9.15%, 07/01/26                                      1,000               957
  Lyondell Chemical Co.
    9.875%, 05/01/07                                       495               507
  Mattress Discounters Corp.**
    12.625%, 07/15/07                                      175               171
  McLeodUSA, Inc.
    9.25%, 07/15/07                                        150               150
  McLeodUSA, Inc.
    8.375%, 03/15/08                                       100                94
  Mediq PRN Life Support Services
    11.00%, 05/01/06                                       250               100
  MGC Communications, Inc.
    13.00%, 10/01/04                                       175               176
  MJD Communications, Inc.
    9.50%, 05/01/08                                        100                94
  Morgan Stanley Group, Inc.
    8.33%, 01/15/07                                      1,295             1,261
  Nash Finch Corp.
    8.50%, 05/01/08                                        250               207
  NCNB Corp.
    10.20%, 07/15/15                                       350               417
  Neenah Corp.
    11.125%, 05/01/07                                      220               204
  New World Pasta Co.
    9.250%, 02/15/09                                        40                37
  Newfield Exploration Co.
    7.45%, 10/15/07                                      1,550             1,410
  Nextel Communications, Inc. +
    0.00%, 10/31/07                                      1,100               787
  NEXTLINK Communications, Inc. +
    0.00%, 04/15/08                                        615               391
  NEXTLINK Communications, Inc. +
    0.00%, 06/01/09                                        185               114
  Nortek, Inc.
    9.125%, 09/01/07                                       250               242
  Nortek, Inc.
    8.875%, 08/01/08                                        55                52
  NRG Energy, Inc.
    7.50%, 06/15/07                                      1,550             1,455
  Numatics, Inc.
    9.625%, 04/01/08                                       200               150


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
(continued)

  Olympic Financial Ltd.
    11.50%, 03/15/07                                  $     90          $     94
  Olympic Financial Ltd.
    11.50%, 03/15/07                                       100               102
  Owens & Minor, Inc.
    10.875%, 06/01/06                                      415               422
  P & L Coal Hldgs. Corp.
    9.625%, 05/15/08                                       650               640
  PP & L Capital Funding, Inc.
    6.79%, 11/22/04                                      1,510             1,467
  Packaging Corp. of America
    9.625%, 04/01/09                                       100               102
  Pierce Leahy Corp.
    9.125%, 07/15/07                                       130               127
  Pioneer Americas Acquisition Corp.
    9.25%, 06/15/07                                        110                87
  Plains Resources, Inc.
    10.25%, 03/15/06                                       250               244
  Prestolite Electric, Inc.
    9.625%, 02/01/08                                       125                98
  Pride Petroleum Services, Inc.
    9.375%, 05/01/07                                       100               100
  Primedia, Inc.
    7.625%, 04/01/08                                       200               187
  PSINet, Inc.
    10.00%, 02/15/05                                       310               307
  PSINet, Inc.
    11.50%, 11/01/08                                       125               131
  Raytheon Co.
    6.30%, 08/15/00                                        500               498
  RBF Finance Co.
    11.375%, 03/15/09                                      210               225
  RCN Corp. +
    0.00%, 07/01/09                                        300               196
  Republic NY Corp.
    9.30%, 06/01/21                                      1,700             1,879
  Resource America, Inc.
    12.00%, 08/01/04                                       120                99
  Royster Clark, Inc.**
    10.25%, 04/01/09                                       175               158
  SCG Hldgs. Corp.**
    12.00%, 08/01/09                                       215               229
  Scotts Co.**
    8.625%, 01/15/09                                        50                48
  Seagram Joseph E & Sons, Inc.
    8.875%, 09/15/11                                     1,500             1,590
  Silgan Corp.
    9.00%, 06/01/09                                        200               192
  Sovereign Specialty Chemicals
    9.50%, 08/01/07                                        430               435
  Standard PAC Corp.
    8.50%, 06/15/07                                        450               432
  Staples, Inc.
    7.125%, 08/15/07                                     1,000               940

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                                Balanced Fund
                                December 31, 1999

                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
(continued)

  Stater Brothers Holdings, Inc.
    10.75%, 08/15/06                                  $    265           $   268
  Station Casinos, Inc.
    8.875%, 12/01/08                                       300               286
  Sullivan Graphics, Inc.
    12.75%, 08/01/05                                       295               305
  Sunoco, Inc.
    7.75%, 09/01/09                                      1,300             1,267
  Telecommunications Tech. Co.
    9.75%, 05/15/08                                        280               255
  Tenet Healthcare Corp.
    8.125%, 12/01/08                                       150               140
  Texas Petrochemicals Corp.
    11.125%, 07/01/06                                      275               242
  Time Warner Telecom LLC
    9.75%, 07/15/08                                        125               129
  Toll Corp.
    7.75%, 09/15/07                                        100                92
  Triad Hospitals Hldgs., Inc.
    11.00%, 05/15/09                                       225               232
  Tricon Global Restraurants, Inc.
    7.65%, 05/15/08                                        150               142
  True Temper Sports, Inc.
    10.875%, 12/01/08                                      400               382
  Tuboscope Vetco Int'l, Inc.
    7.50%, 02/15/08                                        250               207
  TV Guide, Inc.
    8.125%, 03/01/09                                       150               150
  United Air Lines, Inc.
    10.67%, 05/01/04                                       672               736
  United Air Lines, Inc.
    9.125%, 01/15/12                                       843               867
  Universal Hospital Services
    10.25%, 03/01/08                                       150               102
  USA Networks, Inc.
    6.75%, 11/15/05                                      1,500             1,433
  USX Marathon Group
    6.65%, 02/01/06                                      1,500             1,420
  Verio, Inc.
    11.25%, 12/01/08                                       150               157
  Viatel, Inc.
    11.25%, 04/15/08                                       231               229
  Vlasic Foods Int'l, Inc.
    10.25%, 07/01/09                                       175               167
  Webb Del Corp.
    10.25%, 02/15/10                                       100                97
  Weirton Steel Corp.
    11.375%, 07/01/04                                      240               232
  WESCO Distribution, Inc.
    9.125%, 06/01/08                                       350               330
  Western Financial BK-FSB
    8.875%, 08/01/07                                       425               376
  Westpoint Stevens, Inc.
    7.875%, 06/15/08                                       110               100
  WMX Technologies, Inc.
    7.00%, 10/15/06                                        250               219


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT


                                Statement of Investments (concluded)
                                Balanced Fund
                                December 31, 1999

                                                      Principal
                                                        Amount            Market
                                                        (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
(concluded)

Asset Backed
  AESOP Funding II LLC**
  6.14%, 05/20/06                                     $  1,000              952
  Banc One Auto Grantor Trust 96-B A
  6.55%, 02/15/03                                           97                97
--------------------------------------------------------------------------------
Total U.S. and Foreign Corporate
Bonds/Notes 17.84%                                                        71,804
  (Cost $72,250)

================================================================================
SHORT-TERM
INVESTMENTS

    State Street Bank and Trust -
    Repurchase Agreement
      2.50%, 01/03/00, (secured by $1,276
      US Treasury Note, 7.50%, 02/15/05)                 1,251             1,251

    State Street Bank and Trust -
    Repurchase Agreement
      2.50%, 01/03/00, (secured by $403
      US Treasury Bond, 6.875%, 08/15/25)                  392               392

    Warburg Dillon Read LLC -
    Repurchase Agreement
      2.40%, 01/03/00, (secured by $4,813
      US Treasury Bond, 10.375%, 11/15/12)               4,718             4,718
--------------------------------------------------------------------------------

Total Short-Term Investments 1.58%                                         6,361
  (Cost $6,361)
--------------------------------------------------------------------------------

Total Investments 99.43%                                                 400,229
  (Cost $405,815)

Cash and Other Assets in
  Excess of Liabilities 0.57%                                              2,310
--------------------------------------------------------------------------------

Net Assets 100.00%                                                      $402,539
================================================================================

* Non-income producing for the year ended December 31, 1999, as this security did not pay dividends.

** Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 1999, these securities amounted to $5,678 or 1.4 percent of net assets

***  Defaulted

+ Denotes a step bond: a zero coupon bond that converts to a fixed or variable rate at a future date.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

Statement of Investments
Income Fund
December 31, 1999

[PIE CHART]

Cash & Other Net Assets                               2.2%
Municipal Bonds                                       5.8%
U.S. & Foreign Corporate Bonds/Notes                 47.0%
U.S. & Foreign Government & Agency Obligations       45.0%


                                                       Principal
                                                        Amount            Market
                                                         (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
GOVERNMENT AND
AGENCY OBLIGATIONS

Treasury Bonds/Notes
    11.875%, 11/15/03                                  $   400           $   472
    12.00%, 08/15/13                                       300               401

Federal Home Loan Bank
    5.925%, 04/09/08                                       100                93

Federal National Mortgage Association
    6.56%, 02/05/08                                        100                94
    6.50%, 04/25/08                                        100                94
    6.60%, 05/01/08                                        100                94
    6.59%, 05/21/08                                        120               113
    6.29%, 06/20/08                                        100                93
    6.36%, 08/14/08                                        150               139
    6.32%, 03/16/09                                        150               139

Federal Home Loan Mortgage Corporation
  (Mortgage Backed Securities)
    9.50%, 03/01/01                                          6                 6
    9.50%, 06/01/01                                          4                 4
    9.50%, 08/01/01                                          3                 3
    9.50%, 10/01/01                                          2                 2
    7.00%, 11/01/03                                         17                16
    7.00%, 01/01/11                                        221               220
    7.00%, 03/01/11                                        394               391
    7.00%, 04/01/11                                        392               389
    7.00%, 07/01/11                                         23                23
    8.00%, 12/01/11                                          6                 6
    6.00%, 01/01/14                                        111               104

Federal National Mortgage Association
  (Mortgage Backed Securities)
    7.043%, 07/01/06                                       192               190
    6.85%, 10/01/07                                        220               214
    6.44%, 01/01/08                                         88                84
    6.47%, 02/01/08                                         69                65
    6.25%, 07/01/08                                        138               129
    6.21%, 08/01/08                                        137               128
    7.097%, 10/01/09                                        68                67
    8.00%, 11/01/09                                          4                 4
    6.50%, 11/01/12                                         85                83
    8.00%, 10/01/14                                         28                28
    8.00%, 01/01/17                                         65                66
    7.75%, 04/01/17                                        168               169
    6.00%, 06/01/18                                         91                85

Government National Mortgage Association
  (Mortgage Backed Securities)
    11.50%, 03/15/10                                         6                 6
     6.00%, 02/15/14                                       100                94
    12.00%, 03/15/14                                         1                 1
    12.00%, 04/15/14                                         1                 1


                    See notes to the financial statements.
48

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

                     Income Fund
                     December 31, 1999


                                                         Principal
                                                           Amount         Market
                                                           (000)          (000)
--------------------------------------------------------------------------------
 U.S. AND FOREIGN
 GOVERNMENT AND
 AGENCY OBLIGATIONS
   (concluded)

  12.00%, 03/15/15                                      $    5            $    6
  12.00%, 04/15/15                                           2                 2
  12.50%, 04/15/15                                           1                 1
  12.00%, 06/15/15                                           4                 5
  12.00%, 07/15/15                                           2                 2
  12.00%, 11/15/15                                          14                16
  9.50%, 08/15/17                                           40                42
  7.50%, 09/15/23                                          347               345
  7.50%, 01/15/23                                          162               161
  6.50%, 03/15/28                                          307               288
  6.50%, 07/15/28                                          194               183
  7.00%, 08/15/28                                          149               144

Collateralized Mortgage Obligation
(Planned Amortization Class)(Note 3)
  Credit Suisse First Boston 1997-C2
    6.55%, 11/17/07                                        150               142

  FHLMC 1737-Class E
    6.00%, 12/15/17                                        150               149

Foreign (U.S. dollar denominated)
  SCL Term Aereo Santiago**
    6.95%, 07/01/12                                        150               136
--------------------------------------------------------------------------------
Total U.S. and Foreign Government and
Agency Obligations 45.02%                                                  5,932
  (Cost $6,065)

--------------------------------------------------------------------------------
MUNICIPAL BONDS

  Baltimore MD Taxable Cons Public Series B
    7.25%, 10/15/17                                        125               118
  California Hsg Fin Agy Rev
    8.16%, 02/01/28                                        120               121
  Horry Cnty SC Airport Rev
    7.38%, 07/01/12                                        120               115
  Ohio State Taxable Dev Assistance
    7.60%, 10/01/16                                        100                98
  Orange Cnty CA Pension Oblg Taxable Ref-A
    7.16%, 09/01/06                                        100                98
  San Bernardino County
    7.09%, 08/01/11                                        100                95
  San Diego Cnty CA Pension Taxable Series A
    6.59%, 08/15/07                                        125               119
--------------------------------------------------------------------------------
Total Municipal Bonds 5.80%                                                  764
  (Cost $823)

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

                   Income Fund
                   December 31, 1999


                                                     Principal
                                                     Amount                  Market
                                                     (000)                   (000)
-----------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
  AAG Hldgs., Inc.
    6.875%, 06/01/08                                      $150              $135
  AK Steel Corp.
    7.875%, 02/15/09                                       150               141
  AMR Corp.
    9.00%, 09/15/16                                        126               133
  Associates Corp. North America
    7.95%, 02/15/10                                        110               113
  Banc One Corp.
    9.875%, 03/01/09                                       150               171
  Banponce Corp.
    6.75%, 12/15/05                                        200               188
  Beckman Industries, Inc.
    7.45%, 03/04/08                                        100                92
  Boise Cascade Office Products Co.
    7.05%, 05/15/05                                        100                92
  Calphine Corp.
    7.875%, 04/01/08                                       150               144
  Citicorp
    8.625%, 12/01/02                                       119               124
  Coltec Industries, Inc.
    7.50%, 04/15/08                                        100                96
  Commercial Credit Group
    10.00%, 05/15/09                                       100               116
  Computer Association Int'l, Inc.
    6.50%, 04/15/08                                        100                90
  CSC Hldgs., Inc.
    7.25%, 07/15/08                                        150               142
  Delta Air Lines, Inc.
    9.75%, 05/15/21                                        150               168
  Dime Capital Trust
    9.33%, 05/06/27                                        160               153
  Doral Financial Corp.
    8.50%, 07/08/04                                        150               148
  Du Pont E I De Nemours & Co.
    8.125%, 03/15/04                                       150               156
  El Paso Energy Corp.
    6.75%, 05/15/09                                        150               140
  Farmers Ins. Exch.**
    8.625%, 05/01/24                                       150               150
  First Republic Bank
    7.75%, 09/15/12                                        150               127
  First Union Corp.
    8.125%, 06/24/02                                       150               153
  Ford Capital
    9.375%, 05/15/01                                       147               151
  Freemont General Corp.
    7.70%, 03/17/04                                        150               136
  General Electric Capital Corp.
    8.70%, 05/21/07                                        100               107
  Interpool, Inc.
    7.35%, 08/01/07                                        150               124

                    See notes to the financial statements.
50

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                     Income Fund
                     December 31, 1999


                                                        Principal
                                                        Amount             Market
                                                        (000)              (000)
-----------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
   (concluded)
  Lyondell Chemical Co.
    9.875%, 05/01/07                                    $  150            $  154
  Morgan Stanley Group, Inc.
    6.375%, 08/01/02                                       150               147
  NCNB Corp.
    10.20%, 07/15/15                                       135               162
  Newfield Exploration Co.
    7.45%, 10/15/07                                        150               136
  News America Hldgs., Inc.
    8.00%, 10/17/16                                        200               196
  NRG Energy, Inc.
    7.50%, 06/15/07                                        150               141
  PP & L Capital Funding, Inc.
    6.79%, 11/22/04                                        150               146
  Pitney Bowes Credit Corp.
    8.55%, 09/15/09                                         91                98
  Praxair, Inc.
    6.75%, 03/01/03                                        150               147
  Quaker Oats Co.
    7.51%, 05/02/05                                        160               160
  Republic NY Corp.
    9.30%, 06/01/21                                        165               182
  Seagram Joseph E & Sons, Inc.
    8.875%, 09/15/11                                       147               156
  Staples, Inc.
    7.125%, 08/15/07                                       100                94
  Tenet Healthcare Corp.
    8.125%, 12/01/08                                       150               140
  Transamerica Financial Corp.
    6.125%, 11/01/01                                       150               147
  United Air Lines, Inc.
    10.67%, 05/01/04                                       100               110
  USX Marathon Group
    6.65%, 02/01/06                                        150               142
  USA Networks, Inc.
    6.75%, 11/15/05                                        150               143
  Westpoint Stevens, Inc.
    7.875%, 06/15/08                                       100                90

Asset Backed
  Banc One Auto Grantor Trust 96-B A
    6.55%, 02/15/03                                         13                13
-----------------------------------------------------------------------------------

Total U.S. and Foreign Corporate
Bonds/Notes 47.01%                                                         6,194
  (Cost $6,620)

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT


                    Statement of Investments (concluded)
                    Income Fund
                    December 31, 1999


                                                      Principal
                                                       Amount           Market
                                                        (000)            (000)
--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT

  Warburg Dillon Read LLC - Repurchase Agreement
    2.40%, 01/03/00, (secured by $120
    US Treasury Bond, 7.875%, 02/15/21)                $   117          $   117
--------------------------------------------------------------------------------
Total Short-Term Investment 0.89%                                           117
    (Cost $117)
--------------------------------------------------------------------------------

Total Investments 98.72%                                                 13,007
    (Cost $13,625)

Cash and Other Assets in
    Excess of Liabilities 1.28%                                             168
--------------------------------------------------------------------------------

Net Assets 100.00%                                                      $13,175
================================================================================

** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 1999, these securities amounted to $286 or 2.2 percent of net assets.

                    See notes to the financial statements.
52

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

                          Statement of Investments
                          Short-Term Investment Fund
                          December 31, 1999

[PIE CHART]

U.S. Agency Obligations, Cash & Other Net Assets      100%


                                                       Principal
                                                        Amount            Market
                                                         (000)             (000)
----------------------------------------------------------------------------------
U.S. GOVERNMENT
AND AGENCY
OBLIGATI0NS
U.S. Treasury Bill
  4.55%, 01/27/00                                       $  365            $  364

Federal Agriculture Mortgage Corp.
Discount Note
  5.50%, 02/02/00                                           91                90

Federal Farm Credit Bank Discount Note
  5.74%, 01/21/00                                          400               399

Federal Home Loan Bank Discount Note
  5.59%, 02/02/00                                          240               239

Federal Home Loan Mortgage Corp.
 Discount Notes
  4.77%, 01/12/00                                          230               230
  5.05%, 01/21/00                                          120               119

Federal National Mortgage Association
 Discount Note
  5.50%, 02/02/00                                          300               299
----------------------------------------------------------------------------------
Total Investments 99.83%                                                   1,740
  (Cost $1,740)

Cash and Other Assets in
  Excess of Liabilities 0.17%                                                  3
----------------------------------------------------------------------------------

Net Assets 100.00%                                                        $1,743
==================================================================================

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

                           Statement of Investments
                           Small Cap Growth Fund
                           December 31, 1999

[PIE CHART]

Cash & Other Net Assets            7.5%
Common Stock                      92.5%



                                                      Number of            Market
                                                       Shares              (000)
----------------------------------------------------------------------------------
COMMON STOCK
Air Transporation & Delivery Services 1.02%
  Circle Int'l Group, Inc.                               4,200            $   92
  Eagle USA Airfreight, Inc.*                           12,239               529
----------------------------------------------------------------------------------
                                                                             621

Apparel 1.28%
  Guess, Inc.*                                           2,500                54
  Pacific Sunwear of California, Inc.*                  22,650               721
----------------------------------------------------------------------------------
                                                                             775
Business Services 6.92%
  24/7 Media, Inc.*                                      1,600                90
  Chemdex Corp.*                                         6,835               752
  Cognizant Technology Solutions - A*                    1,000               109
  Diamond Technology Partner, Inc.- A*                   3,500               301
  Digital Impact, Inc.*                                  2,700               135
  eBenX, Inc.*                                             200                 9
  E-Stamp Corp.*                                         4,500                99
  Factset Research Systems, Inc.*                        3,850               307
  Getty Images, Inc.*                                    9,300               455
  Harris Interactive, Inc.*                                800                10
  HotJobs.com, Ltd.*                                     5,800               254
  Mediaplex, Inc.*                                       7,200               448
  Multex System, Inc.*                                   4,800               181
  MyPoints.com, Inc.*                                    1,600               118
  Netratings, Inc.*                                      1,600                77
  QRS Corp.*                                             3,200               336
  Technology Solutions Co.                                5,000               163
  Viant Corp.*                                           3,500               340
----------------------------------------------------------------------------------
                                                                           4,184
Communication Equipment & Services 14.70%
  Adaptive Broadband Corp.*                              2,300               166
  AerialCommunications, Inc.*                           10,900               663
  AirNet Communications Corp.*                           1,200                44
  Allegiance Telecom, Inc.*                              3,900               357
  AudioCodes Ltd.*                                       1,000                91
  C-Cor.net Corp.*                                       4,900               375
  DSP Group, Inc.*                                       3,600               334
  Ditech Communications Corp.*                           2,200               205
  Emulex Corp.*                                          6,600               745
  Finisar Corp.*                                         1,000                89
  Focal Communications Corp.*                            3,500                84
  Foundry Networks, Inc.*                                  700               211
  Harmonic, Inc.*                                        9,000               853
  Metricom, Inc.*                                        7,000               550
  Microcell Telecommunications Inc.- B*                  5,800               191
  Pinnacle Hldgs., Inc.*                                26,500             1,130
  Polycom, Inc.*                                        11,300               720
  Powertel, Inc.*                                        8,600               860
  Powerwave Technologies, Inc.*                          1,500                87
  Price Communications Corp.*                           14,340               399
  SBA Communications Corp.*                              7,800               142
  Terayon Communication System*                          3,900               245
  Triton PCS Hldgs., Inc.*                               2,000                91

                    See notes to the financial statements.
54

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

                    Small Cap Growth Fund

                    December 31, 1999

                                                         Number of        Market
                                                         Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (continued)

  Westell Technologies, Inc.- A*                        12,400           $   132
  Z Tel Technologies, Inc.*                              3,200               129
--------------------------------------------------------------------------------
                                                                           8,893

Computer Software & Services 20.95%
  Actuate Corp.*                                         8,000               343
  Aspect Development, Inc.*                              5,000               342
  BindView Development Corp.*                            4,200               208
  Bluestone Software, Inc.*                              1,400               160
  Bottomline Technologies *                              1,300                47
  Brio Technology, Inc.*                                 4,600               192
  Business Objects SA (ADR)*                             7,200               951
  CBT Group PLC (ADR)*                                   3,900               129
  Clarify, Inc.*                                         4,730               599
  Dendrite Int'l, Inc.*                                  3,200               108
  Digital River, Inc.*                                   3,200               107
  Great Plains Software, Inc.*                           3,000               224
  Informatica Corp.*                                     2,300               242
  Keynote Systems, Inc.*                                 1,500               108
  Liquid Audio, Inc.*                                    3,600                94
  Macromedia, Inc.*                                      7,800               570
  Manugistics Group, Inc.*                               9,000               292
  Mercury Interactive Corp.*                             8,200               885
  Micromuse, Inc.*                                       3,800               646
  Netegrity, Inc.*                                       1,600                91
  Ondisplay, Inc.*                                         900                81
  Peregrine Systems, Inc.*                               7,400               622
  Preview System, Inc.*                                    700                45
  Proxicom, Inc.*                                        5,994               744
  Quintus Corp.*                                           800                37
  RadiSys Corp.*                                         4,812               243
  Razorfish, Inc.- A*                                    5,600               532
  Remedy Corp.*                                          7,700               366
  Retek, Inc.*                                           1,600               121
  RSA Security, Inc.*                                    8,700               674
  Sagent Technology, Inc.*                               1,300                39
  Tanning Technology Corp.*                              4,200               245
  Titan Corp.*                                          13,800               650
  TSI Int'l Software Ltd.*                               7,600               429
  VA Linux Systems, Inc.*                                  500               103
  Vertias Software Corp.*                                5,400               773
  Visual Networks, Inc.*                                 8,000               632
--------------------------------------------------------------------------------
                                                                          12,674
Construction 0.57%
  MasTec, Inc.*                                          7,800               347

Electronic Equipment & Services 16.23%
  Advanced Digital Information Corp.*                   11,900               579
  Advanced Energy Inds., Inc.*                           4,400               216
  Alpha Inds., Inc.*                                     3,300               187
  ANADIGICS, Inc.*                                       3,700               175
  Ancor Communications, Inc.*                            7,600               516
  Applied Micro Circuits Corp.*                          5,700               724
  Caliper Technologies Corp.*                            2,600               173

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                    Small Cap Growth Fund
                    December 31, 1999


                                                      Number of           Market
                                                        Shares             (000)
----------------------------------------------------------------------------------
COMMON STOCK
   (continued)
  DII Group, Inc.*                                       8,800            $  624
  Flextronics Int'l.*                                    3,400               156
  Helix Technology Corp.                                 6,180               277
  Kemet Corp.*                                           8,500               383
  Kent Electronics Corp.*                               12,500               284
  Kopin Corp.*                                          13,200               556
  LTX Corp.*                                             5,300               119
  Maker Communications, Inc.*                            1,600                68
  Micrel, Inc.*                                          7,600               433
  MRV Communications, Inc.*                              6,000               377
  Plexus Corp.*                                          8,900               392
  Power Integrations, Inc.*                              4,000               188
  Qlogic Corp.*                                          5,600               895
  RF Micro Devices, Inc.*                                4,500               307
  SDL, Inc.*                                             4,300               937
  Semtech Corp.*                                         4,400               229
  Silicon Image, Inc.*                                   4,300               300
  TranSwitch Corp.*                                      1,550               112
  Varian, Inc.*                                          4,600               104
  Varian Semiconductor Equipment, Inc.*                  9,000               305
  Vitesse Semiconductor Corp.*                           1,594                83
  Xircom, Inc.*                                          1,600               120
----------------------------------------------------------------------------------
                                                                           9,819
Energy 2.41%
  Atwood Oceanics, Inc.*                                11,600               448
  Cal Dive Int'l, Inc.*                                 10,300               335
  Louis Dreyfuss Natural Gas Corp.*                        800                15
  Marine Drilling Co., Inc.*                            22,100               496
  Spinnaker Exploration Co.*                             2,900                41
  Stone Energy Corp.*                                    2,700                96
  Superior Energy Services, Inc.*                        4,300                28
----------------------------------------------------------------------------------
                                                                           1,459
Entertainment & Recreation 0.80%
  Championship Auto Racing Teams, Inc.*                  1,300                30
  Hollywood Park, Inc.*                                  4,800               108
  Speedway Motorsports, Inc.*                           12,500               348
----------------------------------------------------------------------------------
                                                                             486
Financial Services 1.40%
  Aether Systems, Inc.*                                  1,900               136
  eSpeed, Inc.- A*                                       6,600               236
  Investors Financial Services Corp.                    10,300               473
----------------------------------------------------------------------------------
                                                                             845
Health Care & Pharmaceuticals 10.03%
  Alkermes, Inc.*                                       12,500               612
  Catalytica, Inc.*                                      9,600               130
  Celgene Corp.*                                         5,400               378
  Enzon, Inc.*                                           3,600               155
  Incyte Pharmceuticals, Inc.*                           2,600               154
  Inhale Therapeutics System*                            3,500               149
  King Pharmaceuticals, Inc.*                           10,200               571
  Maxygen, Inc.*                                           800                57

                    See notes to the financial statements.
56

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                   Small Cap Growth Fund
                   December 31, 1999


                                                        Number of         Market
                                                         Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCK
   (concluded)
  Medicalogic, Inc.*                                      1,300          $    27
  Millennium Pharmaceuticals, Inc.*                      10,400            1,268
  Pharmacyclics, Inc.*                                    3,900              159
  Protein Design Labs, Inc.*                             12,630              884
  QLT Phototherapeutics*                                  8,900              521
  SciQuest.com, Inc.*                                     3,500              278
  Shire Pharmaceuticals Group PLC (ADR)*                 17,721              512
  Techne Corp.*                                           2,600              143
  Viropharama, Inc.*                                      1,900               70
--------------------------------------------------------------------------------
                                                                           6,068

Internet Services 5.22%
  About.com, Inc.*                                        1,800              161
  AGENCY.COM, Inc.*                                       1,600               82
  Allaire Corp.*                                          2,600              380
  CacheFlow, Inc.*                                          600               78
  China.com Corp.- A*                                     5,400              427
  CyberSource Corp.*                                      5,300              275
  Digital Island, Inc.*                                   5,400              512
  Engage Technologies, Inc.*                              3,100              186
  InterTrust Technologies Corp.*                          1,200              141
  Interwoven, Inc.*                                       1,100              134
  Luminant Worldwide Corp.*                               4,900              222
  NaviSite, Inc.*                                         1,200              120
  Proxim, Inc.*                                           2,300              253
  WebTrends Corp.*                                        2,300              185
--------------------------------------------------------------------------------
                                                                           3,156

Media 6.45%
  ACME Communications, Inc.*                                900               30
  Classic Communications, Inc.- A*                        3,200              118
  Cumulus Media, Inc.- A*                                 6,600              334
  Emmis Communications Corp.- A*                          9,900            1,234
  Entercom Communications Corp.*                         10,900              719
  Pegasus Communications Corp.- A*                        9,900              950
  Radio One, Inc.- A*                                     3,500              322
  Spanish Broadcasting System, Inc.- A*                   4,900              195
--------------------------------------------------------------------------------
                                                                           3,902
Optical & Photo 1.02%
  Optical Coating Lab, Inc.*                              2,100              616

Retail 1.68%
  Cost Plus, Inc.*                                       13,342              474
  Electronics Boutique Hldgs. Corp.*                      7,453              134
  Talbots, Inc.                                           9,100              406
--------------------------------------------------------------------------------
                                                                           1,014
Utility 1.78%
  Calpine Corp.*                                         16,800            1,076
--------------------------------------------------------------------------------

Total Common Stock 92.46%                                                $55,935
  (Cost $34,078)
================================================================================

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                     Statement of Investments (concluded)
                     Small Cap Growth Fund
                     December 31, 1999


                                                     Principal
                                                      Amount           Market
                                                      (000)             (000)
--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS
Federal Home Loan Bank Discount Note
  1.50%, 01/03/00                                     $  1,700         $  1,700

International Bank for Recon & Dev
  5.60%, 01/18/00                                        2,900            2,892
--------------------------------------------------------------------------------
Total Short-Term Investment 7.59%                                         4,592
  (Cost $4,592)
================================================================================

Total Investments 100.05%
  (Cost $38,670)                                                         60,527

Liabilities in Excess of
  Cash and Other Assets (0.05%)                                             (30)
--------------------------------------------------------------------------------

Net Assets 100.00%                                                     $ 60,497
================================================================================

* Non-income producing for the year ended December 31, 1999, as this security did not pay divdends.

                    See notes to the financial statements.
58

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

                         Statement of Investments
                         International Equity Fund
                         December 31, 1999

[PIE CHART]

North America                                   0.7%
Cash & Other Net Assets                         8.0
Pacific                                        35.9%
Europe                                         55.4%


                                                            Number of    Market
                                                              Shares      (000)
--------------------------------------------------------------------------------
COMMON AND
PREFERRED STOCK
Australia 1.76%
  Broken Hill Proprietary Co. Ltd. (Steel & Metals)            16,800     $  221
  WMC Ltd. (Steel & Metals)                                    30,600        169
  Woodside Petro Ltd. (Oil Companies)                          10,200         75
--------------------------------------------------------------------------------
                                                                             465
Canada 0.71%
  Canadian National Railway Co. (Railroads)                     7,074        187

Finland 3.51%
  Nokia AB - A (Telecom Equipment)                              3,350        608
  Sonera OYJ (Telecommunications)                               4,640        318
--------------------------------------------------------------------------------
                                                                             926
France 14.77%
  AXA UAP (Insurance)                                           1,359        189
  Aventis SA (Chemicals)                                        6,595        383
  Bic SA (Consumer Products)                                    3,510        160
  Carrefour Supermarche SA (Retail)                               860        159
  Casino Guichardo Perrach pfd. (Retail)                        2,106        162
  Christian Dior (Apparel)                                        852        211
  Club Mediterranee (Entertainment)*                              305         35
  Dasault Systems (Business Services)                           1,245         81
  Eurotunnel EPLC (Construction)*                              96,442        114
  LaFarge SA (Building Materials)                               1,821        212
  Louis Vuitton Moet-Hennessy (Retail)                            399        179
  Pinault Printemps (Retail)                                      798        211
  Renault SA (Automobiles)                                      1,990         96
  Rhodia SA (Chemicals)                                         9,201        208
  Schneider Electric SA (Industrial Specialty)                  1,668        131
  Stmcroelectronics (Electronic Components)*                    2,914        449
  Total Fina SA-B (Oil & Gas Production)                        3,806        508
  Union Assurance Federales (Insurance)                           927        109
  Usinor (Steel & Metals)                                       6,164        116
  Vivendi (Water Supply)                                        2,087        188
--------------------------------------------------------------------------------
                                                                           3,901
Germany 12.47%
  Allianz AG (Insurance)                                          570        191
  BASF AG (Chemicals)                                           5,030        258
  Bayer Hypo Vereins (Banking)                                  2,306        158
  Celanese AG (Chemicals)*                                        458          8
  CommerzBank AG (Banking)                                      2,430         89
  Deutsche Telekom (Telecommunications)                         2,047        146
  Dresdner Bank AG (Banking)                                    3,134        171
  Epcos (Electronic Components & Distribution)*                 4,336        325
  Heidelberger Druckmaschinen
  (Printing & Publishing)                                         282         15
  Mannesmann AG (Diversified Manufacturer)                      3,352        809
  SAP AG pfd. (Computer Software)                                 480        289
  Siemens AG (Electrical Products)                              3,105        395
  Thyssen Krupp AG (Diversified Manufacturer)                   8,909        272
  Veba AG (Electric Utilities)                                  3,415        166
--------------------------------------------------------------------------------
                                                                           3,292

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

                    International Equity Fund
                    December 31, 1999


                                                       Number of         Market
                                                        Shares            (000)
--------------------------------------------------------------------------------
COMMON AND
PREFERRED STOCK
  (continued)
Hong Kong 1.08%
  Cheung Kong Hldgs. Ltd. (Real Estate)                 11,000           $   138
  Citic Pacific (Financial)                             17,000                64
  New World China Land Ltd. (Construction)                 158                 1
  New World Development (Real Estate)                   31,647                71
  New World Infrastructure (Diversified Manufacturer)    8,200                11
--------------------------------------------------------------------------------
                                                                             285
Italy 4.90%
  Arnoldo Mondadori Editore (Printing & Publishing)      3,670               117
  Banca Nazionale del Lavora (Banking)                  37,900               126
  Gruppo Editoriale L'espresso (Printing & Publishing)* 15,760               182
  Gucci Group (Retail)                                   1,995               228
  Mediaset Spa (Broadcasting & Entertainment)           12,920               201
  Seat-Pagine Gialle Spa (Printing & Publishing)       198,800               439
--------------------------------------------------------------------------------
                                                                           1,293
Japan 30.11%
  Advantest Corp. (Electronic Components)                  900               238
  Asahi Glass Co. (Building Materials)                  12,000                93
  Benesse Corp. (Computer Software)                        800               193
  Canon, Inc. (Office Equipment & Supplies)              3,000               119
  CSK Corp. (Computer Software)                          1,000               163
  Daiwa Securities Co. Ltd. (Financial)                 23,000               360
  DDI Corp.( Telecommunications)                            22               301
  Fanuc Ltd. (Electronic Components)                     2,000               255
  Fuji Bank (Banking)                                   17,000               165
  Fujisawa Pharmaceutical (Pharmaceuticals)              1,000                24
  Fujitsu Ltd. (Electronic Components)                  10,000               456
  Fujitsu Support & Services (Computer Software)           300               147
  Hitachi Ltd. (Electronic Components)                  21,000               337
  Kyocera Corp. (Electronic Componets)                   2,000               519
  Matsushita Electric Ind. Co.
    (Electronic Components)                             10,000               277
  Murata Mfg. Co. (Electronic Components)                2,000               470
  NEC Corp. (Electronic Components)                     15,000               358
  Nikko Securites (Financial)                           22,000               278
  Nippon Telephone & Telegraph Corp.
    (Telecommunications)                                    22               377
  Nissan Motor Co. Ltd. (Automobilies)*                 30,000               118
  Nomura Securities (Financial)                         14,000               253
  NSK (Diversified Manufactuer)                         16,000               109
  NTT Mobile Communications Network, Inc.
    (Telecommunications)                                    15               577
  Sakura Bank (Banking)                                 32,000               186
  Sanwa Bank (Banking)                                   1,000                12
  SMC Corp. (Machinery, Coupon & Controls)                 300                66
  Sony Corp. (Consumer Electronics)                      1,400               415
  Sony Corp. (ADR) (Consumer Electronics)                  300                85
  Sumitomo Trust & Banking (Banking)                    24,000               162
  Teijin Ltd. (Textiles)                                 3,000                11
  THK Co. (Machinery, Coupon & Controls)                 1,900                77

                    See notes to the financial statements.
60

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

                    International Equity Fund
                    December 31, 1999



                                                      Number of           Market
                                                       Shares             (000)
--------------------------------------------------------------------------------
COMMON AND
PREFERRED STOCK
   (continued)

  Tokyo Electron (Electronic Components)                 3,000            $  411
  Toray Inds., Inc. (Textiles)                          18,000                70
  Toshiba Corp. (Electronic Components)*                26,000               198
  Yamanouchi Pharmacy Co. LTD (Pharmaceuticals)          2,000                70
--------------------------------------------------------------------------------
                                                                           7,950
Netherlands 4.78%
  Aegon N.V. (Insurance)                                 1,265               122
  Akzo-Nobel N.V. (Chemicals)                            2,800               141
  Equant NV (Telecommunications)*                        3,281               372
  Fortis NV (Banking)                                    2,850               103
  Kon KPN NV (Telecommunications)                        1,770               173
  Kpnqwest (Miscellaneous)*                              1,040                69
  Laurus NV (Retail)                                     4,340                78
  United Pan-Europe Communications N.V
    (Cable Television)*                                  1,589               203
--------------------------------------------------------------------------------
                                                                           1,261
Singapore 0.44%
  Development Bank Singapore Ltd. (Banking)*             4,652                76
  Overseas Chinese Bank (Banking)                        4,200                39
--------------------------------------------------------------------------------
                                                                             115
South Korea 1.43%
  Samsung Electronics Ltd. (Electronic Components)       3,100               379

Spain 0.92%
  Telefonica Publicidad E Informacion (Advertising)         17                --
  Telefonica SA (Telecommunications)                     9,683               242
--------------------------------------------------------------------------------
                                                                             242
Sweden 0.53%
  L.M. Ericsson Telephone Co. - B (ADR)
   (Telecom Equipment)                                   2,200               141

Switzerland 1.41%
  Nestle SA (Food & Beverage)                               89               163
  Novartis AG (Pharmaceuticals)                             70               103
  Roche Hldgs. Basel AG (Pharmaceuticals)                    9               107
--------------------------------------------------------------------------------
                                                                             373
Taiwan 1.04%
  Taiwan Semiconductor-SP ADR
    (Electronic Components)*                             6,128               276

United Kingdom 11.55%
  Billiton (Steel & Metals)                             23,234               138
  BOC Group PLC (Chemicals)                             11,145               240
  BP Amoco PLC (Oil Companies)                          21,630               218
  British Aerospace (Aerospace)                         28,971               191
  Glaxo Wellcome PLC (Pharmaceuticals)                   4,206               119
  Granada Group PLC (Business Services)                  3,470                35
  Marconi PLC (Telecommunications)*                      7,051               124
  Prudential Corp. PLC (Insurance)                      15,481               302
  Rentokil Group (Business Services)                    27,074                99

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

                    Statement of Investments (concluded)
                    International Equity Fund
                    December 31, 1999


                                                       Number of          Market
                                                        Shares             (000)
--------------------------------------------------------------------------------
COMMON AND
PREFERRED STOCK
 (concluded)
  Reuters Group PLC (Printing & Publishing)             24,500            $  340
  Rio Tinto-Zinc Corp. PLC (Steel & Metals)             20,140               484
  Royal & Sun Alliance Insurance Group (Insurance)      17,926               134
  Shell Transportation & Trading Co. PLC
    (Oil Companies)                                     37,920               315
  SmithKline Beecham PLC (Pharmaceuticals)               8,241               105
  Standard Chartered (Banking)                          12,897               205
--------------------------------------------------------------------------------
                                                                           3,049

Total Common and Preferred Stock 91.41%                                   24,135
  (Cost $16,412)

                                                      Principal
                                                       Amount            Market
                                                       (000)             (000)
--------------------------------------------------------------------------------
CORPORATE NOTES
France
  Eurotunnel (Construction)
  Variable Rate, 04/30/40                             $     --            $ 140

United Kingdom
  British Aerospace (Aerospace)
  7.45%, 11/30/03                                            2                4

Total Corporate Notes 0.54%                                                 144
  (Cost $150)

--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT

Federal Home Loan Mortgage Discount Note                 2,138            2,138
  1.50%, 01/03/00
--------------------------------------------------------------------------------
Total Short-Term Investment 8.10%                                         2,138
  (Cost $2,138)
--------------------------------------------------------------------------------
Total Investments            100.05%                                     26,417
  (Cost $18,700)

Liabilities in Excess of
  Cash and Other Assets      (0.05%)                                        (14)
--------------------------------------------------------------------------------

Net Assets 100.00%                                                      $26,403
================================================================================

* Non-income producing for the year ended December 31, 1999, as this security did not pay dividends.

                    See notes to the financial statements.
62

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                         Statement of Investments
                         Socially Responsible Fund
                         December 31, 1999

[PIE CHART]

Cash & Other Net Assets     3.6%
Common & Preferred Stock   96.4%


                                                       Number of          Market
                                                        Shares            (000)
---------------------------------------------------------------------------------
COMMON STOCK
Aerospace 0.92%
  Rockwell International Corp.                          11,450            $  548

Automotive 2.07%
  Ford Motor Co.                                        11,100               593
  Meritor Automotive, Inc.                              19,516               378
  PACCAR, Inc.                                           5,900               261
---------------------------------------------------------------------------------
                                                                           1,232

Banks & Financial Services 13.04%
  Bank of America Corp.                                  8,450               424
  Chase Manhattan Corp.                                  6,600               513
  Citigroup, Inc.                                       28,000             1,556
  Equity Office Properties Trust                        18,400               453
  Federal National Mortgage Association                 13,750               858
  FleetBoston Financial Group                           20,300               707
  Lehman Brothers Hldgs, Inc.                           20,300             1,719
  PNC Bank Corp.                                        12,000               534
  SLM Holding Corp.                                     12,900               545
  US Bancorp                                            19,100               455
---------------------------------------------------------------------------------
                                                                           7,764
Business Machines 1.82%
  Hewlett-Packard Co.                                    9,500             1,082

Business Services 4.49%
  Computer Associates Int'l, Inc.                       38,200             2,672

Chemicals 1.08%
  Air Products & Chemicals, Inc.                         7,600               255
  Lyondell Petrochemical Co.                            30,396               388
---------------------------------------------------------------------------------
                                                                             643
Communication Services 14.50%
  Alltel Corp.                                          10,700               885
  AT&T Corp.                                            14,400               731
  Bell Atlantic Corp.                                   41,722             2,569
  BellSouth Corp.                                       32,500             1,521
  Global Crossing Ltd.*                                 17,170               857
  SBC Communications, Inc.                              25,522             1,244
  Sprint FON Group                                      12,300               828
---------------------------------------------------------------------------------
                                                                           8,635
Computer Software & Services 2.88%
  Oracle Corp.*                                         15,300             1,714

Consumer Products 1.03%
  Colgate-Palmolive Co.                                  9,400               611

Electrical Equipment & Services 0.84%
  Cadence Design Systems, Inc.*                         14,500               348
  Thomas & Betts Corp.                                   4,700               150
---------------------------------------------------------------------------------
                                                                             498

Energy 5.54%
  Burlington Resources, Inc.                            14,900               493

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                   Socially Responsible Fund

                   December 31, 1999


                                                      Number of          Market
                                                       Shares             (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (continued)

  Conoco, Inc.- A                                       17,100            $  423
  Conoco, Inc.- B                                       15,233               379
  Royal Dutch Petroleum Co.                             16,700             1,009
  Texaco, Inc.                                          12,000               652
  Williams Companies, Inc. (The)                        11,300               345
--------------------------------------------------------------------------------
                                                                           3,301
Food & Beverage 3.43%
  Heinz (H.J.) Co.                                      11,500               458
  PepsiCo, Inc.                                         44,900             1,583
--------------------------------------------------------------------------------
                                                                           2,041

Health Care & Pharmaceuticals 6.07%
  American Home Products Corp.                          28,000             1,104
  Bristol-Myers Squibb Co.                              18,200             1,168
  Glaxo Wellcome PLC (ADR)                              24,000             1,341
--------------------------------------------------------------------------------
                                                                           3,613

Insurance 6.77%
  Allstate Corp.                                        35,700               857
  Lincoln National Corp.                                17,200               688
  Marsh & McLennan Cos., Inc.                            8,700               832
  SAFECO Corp.                                           3,750                93
  St. Paul Cos., Inc.                                   17,900               603
  XL Capital Ltd. - A                                   18,491               959
--------------------------------------------------------------------------------
                                                                           4,032

Manufacturing (Diversified) 6.03%
  Emerson Electric Co.                                  11,000               631
  Koninklijke Philips Electronics NV (ADR)              15,900             2,147
  Parker Hannafin Corp.                                 15,800               811
--------------------------------------------------------------------------------
                                                                           3,589

Media 2.49%
  McGraw Hill Cos., Inc.                                24,100             1,485

Metals & Mining 0.19%
  Oregon Steel Mills, Inc.                              14,400               114

Optical & Photo 5.33%
  Corning, Inc.                                         24,600             3,172

Other 4.79%
  Standard & Poor's Depository Receipts                 19,400             2,849

Paper & Forest Products 1.92%
  Georgia-Pacific Corp.                                  7,500               381
  Weyerhaeuser Co.                                      10,600               761
--------------------------------------------------------------------------------
                                                                           1,142

Railroad & Shipping 2.96%
  Canadian National Railway Co.                         20,200               532
  CSX Corp.                                             28,150               883
  Norfolk Southern Corp.                                17,000               348
--------------------------------------------------------------------------------
                                                                           1,763

                    See notes to the financial statements.
64

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

                   Statement of Investments (concluded)
                   Socially Responsible Fund

                   December 31, 1999


                                                       Number of          Market
                                                        Shares            (000)
---------------------------------------------------------------------------------
COMMON STOCK
   (concluded)
Real Estate 0.65%
  Boston Properties, Inc.                               12,400           $   386


Retail 4.49%
  Albertson's, Inc.                                     10,763               347
  Dayton Hudson Corp.                                   31,700             2,328
---------------------------------------------------------------------------------
                                                                           2,675

Utilities 2.67%
  Cinergy Corp.                                         16,800               405
  Scottish Power PLC (ADR)                              18,734               525
  Unicom Corp.                                          19,650               658
---------------------------------------------------------------------------------
                                                                           1,588

Total Common Stock 96.00%                                                 57,149
  (Cost $53,066)

---------------------------------------------------------------------------------
PREFERRED STOCK

Chemicals 0.42%
  Monsanto Co.*                                          7,600               252
  (Cost $334)
---------------------------------------------------------------------------------
Total Common and Preferred Stock 96.42%                                   57,401
  (Cost $53,400)

                                                    Principal
                                                     Amount               Market
                                                     (000)                 (000)
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENT

Federal Home Loan Mortgage Discount Note
  3.50%, 01/03/00                                 $      2,080       $     2,080
---------------------------------------------------------------------------------
Total Short-Term Investment 3.49%                                          2,080
  (Cost $2,080)
---------------------------------------------------------------------------------

Total Investments  99.91%                                                 59,481
  (Cost $55,480)

Cash and Other Assets in
  Excess of Liabilities  0.09%                                                52
---------------------------------------------------------------------------------

Net Assets 100.00%                                                       $59,533
=================================================================================

* Non-income producing for the year ended December 31, 1999, as this security did not pay dividends.

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT


Statements of Assets and Liabilities

December 31, 1999

                                                                                              SMALL CAP  INTERNATIONAL    SOCIALLY
                                      GROWTH       BALANCED         INCOME     SHORT-TERM      GROWTH       EQUITY      RESPONSIBLE
                                       FUND          FUND            FUND         FUND          FUND         FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Cash                               $       1,458  $        --    $        233  $     4,339  $     44,132  $      1,090  $        926

Investments at market value*         624,458,735    400,228,936    13,007,086    1,739,581    60,526,534    26,416,531    59,481,124

Dividends and interest receivable      1,116,862      2,966,317       202,268         --            --           2,409        88,613

Receivable-foreign taxes                   9,966          3,780          --           --            --          18,445        11,793

Receivable-fund shares sold               20,785            450          --           --            --           2,294        14,213

Other assets                                --           20,891          --           --            --            --            --

------------------------------------------------------------------------------------------------------------------------------------

Total Assets                         625,607,806    403,220,374    13,209,587    1,743,920    60,570,666    26,440,769    59,596,669

------------------------------------------------------------------------------------------------------------------------------------


LIABILITIES
Bank overdraft-- foreign currency           --             --            --           --            --           9,068          --
Payable-fund
  shares redeemed                         47,078         29,582          --           --            --             783           133

Bank overdraft                              --          377,919          --           --            --            --            --
Payable-advisory and
  related fees                           423,826        274,357         8,879         --          68,234        24,424        52,955

Accrued expenses                           4,311           --          26,037        1,213         4,985         3,113        10,903

------------------------------------------------------------------------------------------------------------------------------------

Total Liabilities                        475,215        681,858        34,916        1,213        73,219        37,388        63,991

------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                         $ 625,132,591  $ 402,538,516  $ 13,174,671  $ 1,742,707  $ 60,497,447  $ 26,403,381  $ 59,532,678

====================================================================================================================================

NET ASSETS CONSIST OF:
Par value of common shares            28,522,316      2,330,996       107,633       17,625          --            --            --
Paid in surplus                      591,249,373    405,903,681    13,714,593    1,723,917    38,697,453    18,687,738    55,560,689

Accumulated undistributed
  net investment income                  409,373        325,867        15,711        1,167          --            --          35,867

Accumulated distributions
  in excess of
  net realized gain (loss)
  from investments and foreign
  currency transactions               (1,077,738)      (438,602)      (45,815)          (2)      (56,665)         (260)     (65,001)

Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities in foreign currency      6,029,267     (5,583,426)     (617,451)        --      21,856,659     7,715,903     4,001,123

------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                         $ 625,132,591  $ 402,538,516  $ 13,174,671  $ 1,742,707  $ 60,497,447  $ 26,403,381  $ 59,532,678

====================================================================================================================================

Number of shares outstanding:         28,522,316     23,309,966     1,076,328      176,253     3,061,607     1,507,147     4,309,783

(Authorized 50,000,000
shares each)
Par Value                                   1.00           0.10          0.10         0.10          0.00          0.00          0.00

====================================================================================================================================

NET ASSET VALUE
PER SHARE                          $       21.92  $       17.27  $      12.24  $      9.89  $      19.76  $      17.52  $      13.81

====================================================================================================================================

*Cost of Securities:
 Investments                       $ 618,429,468  $ 405,815,112  $ 13,624,537  $ 1,739,581  $ 38,669,875  $ 18,699,887  $ 55,480,001


See notes to the financial statements.
66

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT


Statements of Operations
For the Year Ended December 31, 1999


                                                                                                SMALL CAP  INTERNATIONAL   SOCIALLY
                                           GROWTH         BALANCED      INCOME     SHORT-TERM    GROWTH       EQUITY     RESPONSIBLE
                                            FUND           FUND          FUND         FUND        FUND         FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                             $ 11,577,905   $  4,488,818    $    --     $    --      $   7,904  $   255,726  $ 1,056,971
  Interest                                   464,397     12,693,524      955,812      94,700      161,889       65,880       69,364
------------------------------------------------------------------------------------------------------------------------------------
                                          12,042,302     17,182,342      955,812      94,700      169,793      321,606    1,126,335
  Foreign taxes withheld                     (50,128)       (40,829)        --          --           --        (28,173)     (12,555)
------------------------------------------------------------------------------------------------------------------------------------
  Total investment income                 11,992,174     17,141,513      955,812      94,700      169,793      293,433    1,113,780

EXPENSES:
  Advisory and related fees                4,874,209      3,110,493      102,665       8,737      531,462      186,479      509,660
  Fund pricing fees                           31,940         41,875       11,940      12,000        8,470       16,947        8,470
  Professional fees                           74,190         53,462       15,075       8,525        8,240        7,343        8,847
  Custodian fees                              74,151         61,725       11,263       3,871       43,678       55,414       14,277
  Transfer agent fees                         39,803             24           24          24           24           24           24
  Shareholder reports                         24,064          9,596          522         191        2,910        1,502        3,575
  Trustees' fees and expenses                  2,476          2,449        2,433       2,432        3,510        3,510        3,510
  Other expenses                               2,419            413          118        --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------

  Total expenses                           5,123,252      3,280,037      144,040      35,780      598,294      271,219      548,363
------------------------------------------------------------------------------------------------------------------------------------

  Less advisory and related
    fees waived                             (219,253)      (109,519)      (5,622)     (6,771)     (34,308)      (7,896)     (54,549)
  Less expenses paid by Horace Mann
    Investors, Inc.                               --             --           --     (22,682)     (13,500)     (55,000)      (3,000)
  Less earnings credits on
    cash balances                            (11,045)        (7,204)        (485)       (268)      (2,580)        (414)      (1,072)
  Less expenses paid by commission
    credits                                  (94,947)       (96,511)        --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------

    Net expenses                           4,798,007      3,066,803      137,933       6,059      547,906      207,909      489,742
------------------------------------------------------------------------------------------------------------------------------------

    Net investment income (loss)           7,194,167     14,074,710      817,879      88,641     (378,113)      85,524      624,038
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                           39,294,615     16,474,526      (43,081)        566    8,265,660    1,232,134      511,178
    Foreign currency transactions                 (9)        (4,439)        (303)         --           --      (50,090)         377
====================================================================================================================================

  Net realized gain (loss)
    on investments and foreign
    currency transactions                 39,294,606     16,470,087      (43,384)        566    8,265,660    1,182,044      511,555

  Change in unrealized
    appreciation or
    (depreciation) on:
    Investments                          (63,032,326)   (35,399,930)  (1,004,707)       (318)  15,565,211    6,620,760    2,587,979
  Translation of assets
    and liabilities in
    foreign currencies                          --           (3,587)        (249)         --          --        (1,590)       --

  Net realized and unrealized
    gain (loss) from investments
    and foreign currency
    transactions                         (23,737,720)   (18,933,430)  (1,048,340)        248   23,830,871    7,801,214    3,099,534
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS                         $(16,543,553)  $ (4,858,720) $  (230,461) $   88,889  $23,452,758  $ 7,886,738   $3,723,572
====================================================================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT


Statement of Changes in Net Assets
For the Periods Ended December 31, 1999 and December 31, 1998


                                                 GROWTH FUND                     BALANCED FUND                  INCOME FUND
                                            1999             1998             1999           1998            1999          1998
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:

  Net investment income (loss)          $   7,194,167   $  10,007,420   $  14,074,710   $  14,764,905   $    817,879   $    666,683

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions          21,084,618      14,562,659      10,118,367       8,676,359        (60,131)        99,971

  Net realized long-term gain
    on investments and
    foreign currency transactions          18,209,988      54,561,961       6,351,720      25,140,067         16,747         20,410

  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                   (63,032,326)    (33,476,219)    (35,403,517)    (18,716,891)    (1,004,956)        88,631
------------------------------------------------------------------------------------------------------------------------------------

Change in net assets
  from operations                         (16,543,553)     45,655,821      (4,858,720)     29,864,440       (230,461)       875,695
------------------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
TO SHAREHOLDERS:

  Net investment income                    (6,784,785)    (10,018,267)    (13,824,667)    (15,358,192)      (809,484)      (687,301)

  Net realized short-term gain
    from investments and
    foreign currency transactions         (22,394,051)    (14,547,126)    (11,439,972)     (8,675,538)          --         (101,781)

  Net realized long-term gain
    from investments and
    foreign currency transactions         (18,035,067)    (54,910,150)     (5,491,362)    (24,989,848)          --          (20,356)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions
  to shareholders                         (47,213,903)    (79,475,543)    (30,756,001)    (49,023,578)      (809,484)      (809,438)
====================================================================================================================================

FROM FUND SHARE
  TRANSACTIONS:

  Proceeds from shares sold                87,663,401     115,739,024      54,172,750      69,434,528      5,904,109      7,592,036

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions            40,836,339      72,586,255      26,157,173      44,166,154        677,102        683,334
------------------------------------------------------------------------------------------------------------------------------------
                                          128,499,740     188,325,279      80,329,923     113,600,682      6,581,211      8,275,370

  Cost of shares redeemed                (110,340,201)    (82,277,370)    (70,096,336)    (53,631,448)    (6,325,480)    (4,041,073)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net
  assets from fund
  share transactions                       18,159,539     106,047,909      10,233,587      59,696,234        255,731      4,234,297
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                           (45,597,917)     72,228,187     (25,381,134)     40,810,096       (784,214)     4,300,554
NET ASSETS:
  Beginning of period                     670,730,508     598,502,321     427,919,650     387,109,554     13,958,885      9,658,331
------------------------------------------------------------------------------------------------------------------------------------
End of period                           $ 625,132,591   $ 670,730,508   $ 402,538,516   $ 427,919,650   $ 13,174,671   $ 13,958,885
====================================================================================================================================
Undistributed net
  investment income                     $     409,373   $        --     $     325,867   $     166,101   $     15,711   $      4,841
====================================================================================================================================

                    See notes to the financial statements.
68

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT


                                              SMALL CAP                    INTERNATIONAL                   SOCIALLY
           SHORT-TERM FUND                   GROWTH FUND                    EQUITY FUND                 RESPONSIBLE FUND
        1999            1998            1999            1998           1999            1998            1999            1998
------------------------------------------------------------------------------------------------------------------------------------
     $    88,641    $    64,925    $   (378,113)   $   (127,182)   $     85,524    $     77,849    $    624,038    $    462,240


             566             76       6,491,975      (3,685,694)        162,747        (168,371)     (1,312,194)         34,007



              --             --       1,773,685         340,349       1,019,297         213,770       1,823,749         254,639



            (318)           318      15,565,211       5,176,382       6,619,170       1,072,261       2,587,979         831,361
------------------------------------------------------------------------------------------------------------------------------------


          88,889         65,319      23,452,758       1,703,855       7,886,738       1,195,509       3,723,572       1,582,247
------------------------------------------------------------------------------------------------------------------------------------


         (88,097)       (64,809)             --              --         (35,937)        (73,256)       (595,585)       (451,693)



            (566)           (76)     (2,351,737)             --        (198,226)             --              --         (54,547)



              --             --      (1,751,269)             --      (1,015,137)             --        (525,965)       (281,334)
------------------------------------------------------------------------------------------------------------------------------------

         (88,663)       (64,885)     (4,103,006)             --      (1,249,300)        (73,256)     (1,121,550)       (787,574)
------------------------------------------------------------------------------------------------------------------------------------


       5,024,777      3,937,144      16,140,492      14,868,359      11,068,737       5,127,635      29,403,215      27,958,456


          70,018         48,742       3,415,007              --       1,003,619          14,646         606,069         528,490
------------------------------------------------------------------------------------------------------------------------------------
       5,094,795      3,985,886      19,555,499      14,868,359      12,072,356       5,142,281      30,009,284      28,486,946

      (4,683,329)    (3,806,298)     (7,062,340)     (4,442,570)     (2,617,563)     (1,167,294)     (8,642,459)     (2,930,660)
------------------------------------------------------------------------------------------------------------------------------------


         411,466        179,588      12,493,159      10,425,789       9,454,793       3,974,987      21,366,825      25,556,286
------------------------------------------------------------------------------------------------------------------------------------

         411,692        180,022      31,842,911      12,129,644      16,092,231       5,097,240      23,968,847      26,350,959

       1,331,015      1,150,993      28,654,536      16,524,892      10,311,150       5,213,910      35,563,831       9,212,872
------------------------------------------------------------------------------------------------------------------------------------
$      1,742,707    $ 1,331,015    $ 60,497,447    $ 28,654,536    $ 26,403,381    $ 10,311,150    $ 59,532,678    $ 35,563,831
====================================================================================================================================

$          1,167    $       623    $         --    $         --    $         --    $       (938)   $     35,867    $     10,968
====================================================================================================================================


HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

Notes to the Financial Statements

December 31, 1999


1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership (shares) in seven separate investment portfolios: Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     FUND INVESTMENT OBJECTIVES:

     A. Growth Fund-- primary, long-term capital growth; secondary, conservation of principal and production of income.

     B. Balanced Fund-- realization of high long-term total rate of return consistent with prudent investment risks.

     C. Income Fund-- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D. Short-Term Investment Fund-- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E. Small Cap Growth Fund -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

     F. International Equity Fund-- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

     G. Socially Responsible Fund -- long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.


2.   SIGNIFICANT ACCOUNTING POLICIES:

     A. Security valuation -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at December 31, 1999.

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

December 31, 1999


     B. Security transactions and investment income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

     C. Federal income taxes -- It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. No provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

        The Income Fund intends to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, the Income Fund had an accumulated capital loss carryforward for tax purposes of $45,805 which will expire on December 31, 2007.

        Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

     D. Dividends and distributions-- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

        Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

        For federal income tax, $378,113 of net operating loss generated by Small Cap Growth Fund has been reclassified from accumulated net investment loss to accumulated realized gain.

        For the year ended December 31, 1999, the Growth Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and Socially Responsible Fund paid long-term capital gains of $18,035,067, $5,491,362, $54, $1,751,269, $1,016,065 and $525,965,
        respectively.

     E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.


3.   OPERATING POLICIES:

     A. Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each fund's behalf by its custodian under a book-entry system. Each fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

December 31, 1999


     B. Asset Backed Securities-- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C. Collateralized Mortgage Obligations -- Planned Amortization Class
        (PAC),--These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     D. American Depository Receipts (ADR) -- A certificate issued by an American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

     E. Commission Credits -- Brinson Partners, Inc., Mellon Equity Associates, LLP and Wellington Management Company, LLP, subadvisers for the Growth and Balanced funds, seek the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the funds part of the commissions paid.

     F. Earnings Credits on Cash Balances-- During 1999 the Funds' custody fee was reduced as a result of credits earned on overnight cash balances.

     G. Foreign Currency Transactions-- The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

        . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and
        . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

     H. Forward Currency Contracts -- The Balanced Fund, Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions. At December 31, 1999, there were no open forward currency contracts in the funds.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

December 31, 1999


4. FUND SHARE TRANSACTIONS -- The Funds are each a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plan by certain shareholders.

Transactions in capital stock for the years ended 1999 and 1998:


                                                                              Shares issued
                                                                             to shareholders
                                                                             in reinvestment
                                                                              of dividends
                                                            Shares sold     and distributions     Shares redeemed       Net increase

------------------------------------------------------------------------------------------------------------------------------------

Growth Fund
12/31/99                                                     3,611,627           1,894,078           (4,540,277)             965,428

12/31/98                                                     4,347,997           3,020,651           (3,139,417)           4,229,231


Balanced Fund
12/31/99                                                     2,862,259           1,529,659           (3,717,525)             674,393

12/31/98                                                     3,374,120           2,359,303           (2,626,417)           3,107,006


Income Fund
12/31/99                                                       449,741              55,319             (482,758)              22,302

12/31/98                                                       555,983              51,885             (296,718)             311,150


Short-Term Fund
12/31/99                                                       497,191               7,087             (461,455)              42,823

12/31/98                                                       386,446               4,889             (373,069)              18,266


Small Cap Growth Fund
12/31/99                                                     1,082,285             178,329             (513,865)             746,749

12/31/98                                                     1,300,098                --               (397,477)             902,621


International Equity Fund
12/31/99                                                       789,300              59,176             (191,589)             656,887

12/31/98                                                       443,238               1,217             (102,098)             342,357


Socially Responsible Fund
12/31/99                                                     2,157,301              44,827             (630,771)           1,571,357

12/31/98                                                     2,167,784              41,128             (232,154)           1,976,758


HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

December 31, 1999


5.   MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Horace Mann Educators Corporation (HMEC) is the parent company of Horace Mann Investors, Inc. (Investors) and Horace Mann Service Corporation
        (HMSC) and indirectly owns HMLIC. Collectively, these companies are referred to as Horace Mann.

        From May 1, 1997 to March 1, 1999, Investors acted as the Trust's adviser, managing its investments, and administering its business affairs pursuant to a management agreement. Also on May 1, 1997, Wellington Management Company, LLP, became the subadviser to the Growth, Balanced, Income and Short-Term funds. Effective March 10, 1997, BlackRock Financial Management, Inc. (formerly PNC Equity Advisors Company) became the subadviser to the Small Cap Growth Fund, and Scudder Kemper Investments, Inc. became the subadviser to the International Equity and Socially Responsible funds. Each subadviser was compensated by Investors (not the Trust) and beared all of its own expenses in providing subadvisory services.

        For the period January 1, 1999 to March 1, 1999 Investors received a separate management and advisory fee for the Growth, Balanced, Income and Short-Term Investment funds. For management services, the fee accrued daily and paid monthly, was calculated on a pro rata basis by applying the following annual percentage rates to the aggregate of all four funds' daily net assets for the respective month.

          Net Assets                    Rate
          On initial $100 million       .250%
          Over $100 million             .200%

        For advisory services, the fee was accrued daily and calculated by applying the following annual percentage rates to the average daily net assets of each fund for the respective month:


         Growth Fund           Balanced Fund          Income Fund        Short-Term Fund            Average Net Assets
         0.400%                   0.325%                 0.250%             0.125%                  initial $100 million
         0.300%                   0.275%                 0.200%             0.100%                  next $100 million
         0.250%                   0.225%                 0.150%             0.075%                  next $300 million
         0.250%                   0.200%                 0.150%             0.075%                  over $500 million

        As compensation for its services, the Small Cap Growth, International Equity and Socially Responsible funds each paid Investors a combined monthly management and advisory fee. The contractual fees were as follows:

        Small Cap Growth Fund              1.40% of Net Assets
        International Equity Fund          1.10% of Net Assets
        Socially Responsible Fund          0.95% of Net Assets

        For the period January 1, 1999 to March 1, 1999, Investors voluntarily reduced these management fees by 0.40%.

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

December 31, 1999


     On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Funds. The Growth Fund and equity portion to the Balanced Fund now employ a multi-manager strategy using three subadvisers-- Brinson Partners, Mellon Equity Associates, and a new team of fund managers at Wellington Management Co., LLP.

     Each subadviser's fees are paid by the adviser out of the advisory fees that it receives from each of the funds. Fees paid to a subadviser of a fund with multiple subadvisers depends upon the fee rate negotiated with the adviser and upon the percentage of the fund's assets allocated to that subadvisers by the adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a fund, which will remain fixed on the terms described below. The adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the adviser. Because the adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

     For the period March 1, 1999 to December 31, 1999, services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser received a fee based on each fund's average daily net assets, computed daily and payable monthly, at the following annual rates. For the same period, the adviser waived fees in the amounts listed below:

     Fund                                  Rate           Fees waived
     Growth Fund                           0.400%         $219,253
     Balanced Fund                         0.400%         109,519
     Income Fund                           0.400%         5,622
     Short-Term Investment Fund            0.125%        --
     Small Cap Growth Fund                 1.150%         15,639
     International Equity Fund             0.850%         850
     Socially Responsible Fund             0.700%         30,509

B. Pursuant to an Administration Agreement with the Funds, Investors provides for the management of the business affairs of each fund, including, but not limited to, office space, clerical services, bookkeeping and other similar services. For the period March 1, 1999 to December 31, 1999, Investors received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

     Net Assets                 Rate
     On initial $1 billion      0.250%
     Over $1 billion            0.200%

C. Pursuant to a Support Services Agreement, HMLIC provides certain services to the Funds necessary to coordinate the Funds' activities with those of the Serparate Account of HMLIC other than the administrative agreement. For the period March 1, 1999 to December 31, 1999, HMLIC received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:
     Net Assets                 Rate
     On initial $1 billion      0.150%
     Over $1 billion            0.100%

D. Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the year ended December 31, 1999 were $39,803 for the Growth Fund, $24 each for the Balanced, Income, Short-Term, Small Cap Growth, International Equity and Socially Responsible funds.

E. The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. Four meetings were held in 1999. For the year ended December 31, 1999, the fees, excluding travel expenses, for independent trustees totaled $23,200. The Trust does not compensate interested officers and trustees (those who are also officers and/or directors of Horace Mann).

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

Notes to the Financial Statements (concluded)

December 31, 1999


6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the year ended December 31, 1999 were:

                                           Purchases     Proceeds from sales
                                           ---------     -------------------

Growth Fund                            $1,332,724,052       $1,356,966,485

Balanced Fund                             643,389,133          645,777,711

Income Fund                                 5,750,559            4,499,150

Short-Term Fund                                  --                   --

Small Cap Growth Fund                      61,649,069           56,687,144

International Equity Fund                  18,158,479           11,127,770

Socially Responsible Fund                  47,635,430           28,139,629

The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by fund at December 31, 1999.


                              Cost for federal  Aggregate gross   Aggregate gross    Net unrealized
                                income tax        unrealized         unrealized        appreciation
                                 purposes        appreciation      (depreciation)     (depreciation)
                                 --------        ------------      --------------     --------------
Growth Fund                     619,611,032      $ 75,921,562      $(71,073,859)      $  4,847,703

Balanced Fund                   406,272,041        30,497,160       (36,537,515)        (6,040,355)

Income Fund                      13,624,537            24,581          (642,032)          (617,451)

Short-Term Fund                   1,739,581                --                --                 --

Small Cap Growth Fund            38,774,666        22,351,472          (569,604)        21,781,868

International Equity Fund        18,701,727         7,983,166          (268,402)         7,714,764

Socially Responsible Fund        55,551,229         8,440,935        (4,511,040)         3,929,895

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE GROWTH FUND AND A STOCK INDEX /1/

                                    [GRAPH]

                     Growth Fund            Stock Index
                     -----------            -----------

11/1/1989               10,000               10,000
12/31/1989              10,432               10,449
                        10,206               10,134
                        10,543               10,772
                         9,346                9,291
12/31/1990               9,852               10,124
                        11,084               11,595
                        11,505               11,568
                        11,766               12,187
12/31/1991              12,464               13,209
                        12,269               12,875
                        12,862               13,120
                        13,004               13,534
12/31/1992              13,659               14,215
                        14,807               14,836
                        15,248               14,908
                        15,837               15,293
12/31/1993              16,354               15,648
                        15,975               15,055
                        16,329               15,118
                        17,054               15,857
12/31/1994              16,353               15,855
                        17,628               17,399
                        19,051               19,059
                        20,233               20,574
12/31/1995              21,787               21,813
                        23,306               22,983
                        24,060               24,015
                        24,935               24,757
12/31/1996              27,295               26,821
                        27,421               27,540
                        31,016               32,348
                        34,060               34,771
12/31/1997              33,695               35,769
                        37,651               40,728
                        35,710               42,077
                        31,766               37,927
12/31/1998              36,267               46,015
                        35,205               48,267
                        38,712               51,620
                        34,166               48,449
12/31/1999              35,336               55,690
--------------------------------------------------------------------------------
                                  Growth Fund
                          Average Annual Total Return
--------------------------------------------------------------------------------
                   1 year       5 year     Since Inception/2/
--------------------------------------------------------------------------------
                  -2.54%        16.67%          13.22%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/ Stock: S&P 500 Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. Rate of returns shown above for the unmanaged indices have no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management
    Company began advising the Growth Fund. Wellington Management Company, LLP, became the fund's subadviser May 1, 1997. Previous periods during which the Growth Fund received investment advice from CIGNA Investments, Inc., are not shown.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  THE BALANCED FUND AND A STOCK/BOND INDICES/1/


                                    [GRAPH]

             Balanced Fund           Stock Fund            Bond Fund
             -------------           ----------            ---------

11/1/1989       10,000                10,000               10,000
12/31/1989      10,358                10,449               10,123
                10,146                10,135               10,109
                10,454                10,774               10,433
                 9,803                 9,293               10,616
12/31/1990      10,309                10,125               11,052
                11,138                11,595               11,330
                11,480                11,569               11,532
                11,858                12,188               12,088
12/31/1991      12,534                13,209               12,668
                12,392                12,876               12,552
                12,904                13,112               13,049
                13,204                13,534               13,625
12/31/1992      13,583                14,216               13,576
                14,496                14,837               14,115
                14,873                14,908               14,419
                15,342                15,292               14,744
12/31/1993      15,683                15,648               14,768
                15,327                15,055               14,469
                15,496                15,118               14,382
                15,975                15,857               14,499
12/31/1994      15,539                15,855               14,483
                16,566                17,396               15,118
                17,704                19,057               15,873
                18,557                20,572               16,135
12/31/1995      19,704                21,811               16,698
                20,591                22,982               16,560
                21,051                24,014               16,664
                21,698                24,756               16,961
12/31/1996      23,305                26,820               17,376
                23,428                27,540               17,358
                25,729                32,348               17,940
                27,772                34,771               18,538
12/31/1997      27,741                35,769               19,085
                29,971                40,728               19,412
                29,219                42,077               19,830
                27,514                37,927               20,663
12/31/1998      29,872                46,015               20,734
                29,440                48,267               20,745
                31,089                51,620               20,694
                28,886                48,449               20,712
12/31/1999      29,534                55,690               20,684
--------------------------------------------------------------------------------
                                 Balanced Fund
                          Average Annual Total Return
--------------------------------------------------------------------------------
                   1 year       5 year     Since Inception/2/
--------------------------------------------------------------------------------
                  -1.11%        13.71%          11.24%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Balanced Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/ Stock/Bond Indices: through April 30, 1997, S & P 500 Index and Lehman Bros.
    Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Bros. Aggregate Bond Index thereafter. Rates of return shown above for the unmanaged indices have no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management
    Company began advising the Balanced Fund. Wellington Management Company, LLP, became the fund's subadviser May 1, 1997. Previous periods during which the Balanced Fund received investment advice from CIGNA Investment, Inc., are not shown.

HORACE MANN MUTUAL FUNDS                                1999 FUNDS ANNUAL REPORT

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         THE INCOME FUND AND BOND INDEX/1/

                                    [GRAPH]

                     Income Fund              Bond Index
                     -----------              ----------

  11/1/1989            10,000                   10,000
 12/31/1989            10,110                   10,123
                        9,971                   10,109
                       10,306                   10,433
                       10,544                   10,616
 12/31/1990            10,875                   11,052
                       11,096                   11,330
                       11,363                   11,532
                       11,913                   12,088
 12/31/1991            12,499                   12,668
                       12,393                   12,552
                       12,857                   13,049
                       13,409                   13,625
 12/31/1992            13,399                   13,576
                       13,855                   14,115
                       14,143                   14,419
                       14,443                   14,744
 12/31/1993            14,480                   14,768
                       14,147                   14,469
                       14,047                   14,382
                       14,157                   14,499
 12/31/1994            14,135                   14,483
                       14,747                   15,118
                       15,430                   15,873
                       15,713                   16,135
 12/31/1995            16,259                   16,698
                       16,109                   16,560
                       16,160                   16,664
                       16,422                   16,961
 12/31/1996            16,828                   17,376
                       16,815                   17,358
                       17,372                   17,940
                       17,968                   18,538
 12/31/1997            18,412                   19,085
                       18,773                   19,412
                       19,235                   19,830
                       19,895                   20,663
 12/31/1998            19,907                   20,734
                       19,950                   20,745
                       19,566                   20,694
                       19,670                   20,712
 12/31/1999            19,594                   20,684

--------------------------------------------------------------------------------
                                  Income Fund
                          Average Annual Total Return
--------------------------------------------------------------------------------
                         1 year      5 year       Since Inception/2/
--------------------------------------------------------------------------------
                        -1.57%       6.75%              6.84%
--------------------------------------------------------------------------------


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Income Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/ Bond index; through April 30, 1997, Lehman Bros. Intermediate
    Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Bros. Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management
    Company began advising the Income Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the Income Fund received investment advice from CIGNA Investments, Inc., are not shown.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
             SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX/1/

                                    [GRAPH]

                     Short-Term              Treasury
                   Investment Fund          Bill Index
                   ---------------          ----------

  11/1/1989            10,000                 10,000
 12/31/1989            10,141                 10,130
                       10,330                 10,335
                       10,528                 10,544
                       10,736                 10,743
 12/31/1990            10,943                 10,933
                       11,122                 11,100
                       11,291                 11,260
                       11,450                 11,415
 12/31/1991            11,592                 11,541
                       11,694                 11,658
                       11,797                 11,766
                       11,888                 11,857
 12/31/1992            11,972                 11,951
                       12,044                 12,041
                       12,128                 12,132
                       12,200                 12,224
 12/31/1993            12,278                 12,321
                       12,376                 12,415
                       12,474                 12,529
                       12,597                 12,660
 12/31/1994            12,757                 12,797
                       12,922                 12,964
                       13,087                 13,144
                       13,252                 13,324
 12/31/1995            13,416                 13,510
                       13,577                 13,681
                       13,725                 13,854
                       13,900                 14,032
 12/31/1996            14,090                 14,208
                       14,258                 14,387
                       14,440                 14,568
                       14,622                 14,757
 12/31/1997            14,805                 14,952
                       14,994                 15,612
                       15,175                 15,822
                       15,359                 16,046
 12/31/1998            15,531                 16,228
                       15,690                 16,406
                       15,879                 16,592
                       16,085                 16,777
 12/31/1999            16,279                 16,971

--------------------------------------------------------------------------------
                           Short-Term Investment Fund
                          Average Annual Total Return
--------------------------------------------------------------------------------
                         1 year      5 year       Since Inception/2/
--------------------------------------------------------------------------------
                         4.77%       5.00%              4.91%
--------------------------------------------------------------------------------


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Short-Term Investment Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/ Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90 - day maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management
    Company began advising the Short-Term Investment Fund. Wellington Management Company, LLP, became the fund's subadviser May 1, 1997. Previous periods during which the Short-Term Investment Fund received investment advice from CIGNA Investments, Inc., are not shown.

HORACE MANN MUTUAL FUNDS                               1999 FUNDS ANNUAL REPORT

COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN THE SMALL CAP GROWTH FUND AND A STOCK INDEX/1/

                                    [GRAPH]

                      Small Cap Growth Fund     Stock Index
                      ---------------------     -----------

        3/10/97              10,000               10,000
                              9,040                9,139
                             10,550               10,744
                             12,740               12,562
       12/31/97              11,700               11,532
                             12,851               12,120
                             12,360               12,365
                             10,040                9,601
       12/31/98              12,380               11,871
                             12,810               11,673
                             13,540               13,216
                             14,679               12,756
       12/31/1999            21,237               17,005
--------------------------------------------------------------------------------
                      Small Cap Growth Fund Total Return
--------------------------------------------------------------------------------
                   1 year                 Since Inception/2/
--------------------------------------------------------------------------------
                  71.55%                       30.45%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Small Cap Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/ Stock Index: Russell 2000, an unmanaged index composed of those Russell 2000 securities with a greater-than-average growth orientation. The Russell 2000 return shown to the left reflects the reinvestment of dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Since inception refers to its inception of investment operations March 10, 1997. Black Rock Financial Management, Inc. is the fund's subadviser.

--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               THE INTERNATIONAL EQUITY FUND AND AN EQUITY INDEX/1/

                                    [GRAPH]

                  International Equity Fund      Equity Index
                  -------------------------      ------------

     3/10/97               10,000                   10,000
                            9,750                   10,036
                           10,540                   11,297
                           10,820                   11,218
    12/31/97               10,352                   10,339
                           11,733                   11,902
                           12,378                   12,028
                           10,706                   10,318
    12/31/98               12,313                   12,453
                           12,557                   12,623
                           13,289                   12,952
                           14,546                   13,514
     12/31/1999            18,695                   15,816

--------------------------------------------------------------------------------
                    International Equity Fund Total Return
--------------------------------------------------------------------------------
                  1 year                    Since Inception/2/
--------------------------------------------------------------------------------
                  51.83%                         24.71%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the International Equity Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/ Equity Index: MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The rate of return shown to the left for the unmanaged index has no expenses.

    The index reflects performance from February 28, 1997 through December 31, 1999.

/2/ Since inception refers to its inception of investment operations March 10, 1997. Scudder Kemper Investments, Inc. is the fund's subadviser.

--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                THE SOCIALLY RESPONSIBLE FUND AND A STOCK INDEX/1/

                                    [GRAPH]

                       Socially Responsible Fund     Stock Index
                       -------------------------     -----------

        3/10/97                  10,000                10,000
                                  9,380                 9,415
                                 10,970                11,058
                                 12,040                11,887
       12/31/97                  12,308                12,228
                                 13,935                13,933
                                 13,661                14,394
                                 12,013                12,961
       12/31/98                  13,516                15,733
                                 13,670                16,756
                                 15,189                19,132
                                 13,463                16,831
       12/31/1999                14,647                19,064

--------------------------------------------------------------------------------
                    Socially Responsible Fund Total Return
--------------------------------------------------------------------------------
                  1 year                   Since Inception/2/
--------------------------------------------------------------------------------
                   8.39%                         14.42%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Socially Responsible Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/ Stock Index: S & P 500, Standard & Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown to the left for the unmanaged index has no expenses.

/2/ Since inception refers to its inception of investment operations March 10, 1997. Scudder Kemper Investments, Inc. is the fund's subadviser.

Independent Auditors' Report



The Board of Trustees and Shareholders of
  Horace Mann Mutual Funds:


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Horace Mann Mutual Funds (the Funds), consisting of the Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years presented in the two-year period then ended and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1999, the results of their operations for the period then ended, the changes in their net assets for each of the years presented in the two-year period then ended and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with generally accepted accounting principles.


                                             /s/ KPMG LLP

Chicago, Illinois
January 28, 2000

Annual Report

December 31, 1999


Horace Mann Life Insurance Company
Separate Account





Sponsor
Horace Mann Life Insurance Company
P.O. Box 4657
Springfield, IL 62708-4657
1-800-999-1030

HORACE MANN LIFE INSURANCE COMPANY                           1999 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Net Assets

December 31, 1999

                                                                         ACCOUNT DIVISION
                            --------------------------------------------------------------------------------------------------------
                                                              SOCIALLY
                                GROWTH        BALANCED       RESPONSIBLE    SMALL CAP      INTERNATIONAL    INCOME      SHORT-TERM
                                 FUND           FUND             FUND          FUND            FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in Horace Mann
    Funds at market value   $ 515,030,983   $ 390,149,921   $  55,264,734  $  53,983,431  $  22,750,999  $ 12,641,105   $ 1,420,441
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                $ 515,030,983   $ 390,149,921   $  55,264,734  $  53,983,431  $  22,750,999  $ 12,641,105   $ 1,420,441
====================================================================================================================================

NET ASSETS

  Net Assets (Indefinite
  units authorized)

    Active Contract Owners    512,678,901     389,090,406      55,264,734     53,983,431     22,750,999    12,577,628     1,420,441

    Retired Contract Owners     2,352,082       1,059,515               0              0              0        63,477             0
------------------------------------------------------------------------------------------------------------------------------------

    TOTAL NET ASSETS        $ 515,030,983   $ 390,149,921   $  55,264,734  $  53,983,431  $  22,750,999  $ 12,641,105   $ 1,420,441
====================================================================================================================================
  Total units                  23,495,939      22,591,194       4,001,791      2,731,955      1,298,573     1,032,770       143,624

Net unit value
  (Net assets divided by
  total units held)         $       21.92   $       17.27   $       13.81  $       19.76  $       17.52  $      12.24   $      9.89

Investments

  Cost of investments       $ 556,571,637   $ 416,612,076   $  52,048,321  $  35,118,616  $  16,238,396  $ 13,519,116   $ 1,466,504

  Unrealized appreciation
    (depreciation) of
    investments             $ (41,540,654)  $ (26,462,155)  $   3,216,413  $  18,864,815  $   6,512,603  $   (878,011)  $   (46,063)


  Number of shares held in
    Horace Mann Funds          23,495,939      22,591,194       4,001,791      2,731,955      1,298,573     1,032,770       143,624

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           1999 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Operations

For The Year Ended December 31, 1999


                                                                                ACCOUNT DIVISION
                                      ----------------------------------------------------------------------------------------------
                                                                        SOCIALLY
                                         GROWTH         BALANCED      RESPONSIBLE  SMALL CAP    INTERNATIONAL   INCOME    SHORT-TERM
                                          FUND           FUND             FUND       FUND           FUND         FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

  Dividend income distribution        $  5,603,816    $ 13,348,875    $  561,248   $      --     $   32,238   $ 763,037    $ 77,541
------------------------------------------------------------------------------------------------------------------------------------

  Net investment income               $  5,603,816    $ 13,348,875    $  561,248   $      --     $   32,238   $ 763,037    $ 77,541
------------------------------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS

  Capital gain distribution             33,401,778      16,365,604       495,062     3,694,434    1,062,632        --           496

  Net realized gain (loss) on
    investments                          2,734,923       1,648,962       397,378       859,840      282,107     (89,624)     12,265

  Net unrealized appreciation
    (depreciation) on investments      (55,323,815)    (35,986,834)    1,997,171    16,655,522    5,593,118    (898,736)     (8,691)

------------------------------------------------------------------------------------------------------------------------------------

  Net gain (loss) on investments       (19,187,114)    (17,972,268)    2,889,611    21,209,796    6,937,857    (988,360)      4,070
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease)
    in net assets resulting
    from operations                   $(13,583,298)   $ (4,623,393)   $3,450,859   $21,209,796   $6,970,095   $(225,323)   $ 81,611
====================================================================================================================================


See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           1999 ANNUAL REPORT
SEPARATE ACCOUNT


Statements of Changes in Net Assets

For The Year Ended December 31, 1999


                                                                           ACCOUNT DIVISION
                                 ---------------------------------------------------------------------------------------------------
                                                                  SOCIALLY
                                      GROWTH        BALANCED     RESPONSIBLE  SMALL CAP     INTERNATIONAL   INCOME      SHORT-TERM
                                      FUND            FUND           FUND        FUND           FUND         FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income          $   5,603,816   $  13,348,875  $    561,248  $       --    $     32,238  $    763,037  $    77,541
  Capital gain distribution         33,401,778      16,365,604       495,062     3,694,434     1,062,632          --            496
  Net realized gain (loss)
    on investments                   2,734,923       1,648,962       397,378       859,840       282,107       (89,624)      12,265
  Net unrealized appreciation
    (depreciation) on investments  (55,323,815)    (35,986,834)    1,997,171    16,655,522     5,593,118      (898,736)      (8,691)

------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease)
    in net assets
    resulting from operations      (13,583,298)     (4,623,393)    3,450,859    21,209,796     6,970,095      (225,323)      81,611
------------------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated
    payments received               60,257,053      37,836,816    13,897,279     6,286,861     3,720,690     1,332,317      117,330

  Sales and administrative
    expenses (Note 1)                  (21,163)        (12,105)       (4,666)       (1,928)       (1,019)         (370)         (20)

------------------------------------------------------------------------------------------------------------------------------------

  Net consideration received
    on annuity contracts            60,235,890      37,824,711    13,892,613     6,284,933     3,719,671     1,331,947      117,310
  Net transfer from (to)
    fixed accumulation account      (1,465,003)     (2,220,170)    5,881,820     1,301,974     1,766,470       919,976    2,501,728
  Transfers from (to)
    other Divisions                 (5,380,014)     (5,398,487)    4,524,784     3,112,645     2,368,854      (371,579)   1,143,797
  Payments to contract owners      (62,514,618)    (41,492,821)   (4,401,319)   (2,587,681)     (989,091)   (2,154,435)  (3,632,211)
  Mortality and expense
    risk charge (Note 1)            (6,539,328)     (5,127,348)     (567,880)     (775,608)     (260,753)     (163,752)     (26,397)
  Annual maintenance
    charge (Note 1)                   (529,260)       (240,231)      (97,310)      (50,518)       (8,083)       (6,044)      (1,175)
  Surrender charges (Note 1)          (440,028)       (209,771)      (66,054)      (52,285)      (18,249)      (11,701)     (16,313)
  Mortality guarantee adjustment        (1,901)        (27,665)         --            --            --             378         --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets resulting from
    contract owners' transactions  (16,634,262)    (16,891,782)   19,166,654     7,233,460     6,578,819      (455,210)      86,739
------------------------------------------------------------------------------------------------------------------------------------

  Total increase (decrease)
    in net assets                  (30,217,560)    (21,515,175)   22,617,513    28,443,256    13,548,914      (680,533)     168,350
------------------------------------------------------------------------------------------------------------------------------------

Net assets, beginning of year      545,248,543     411,665,096    32,647,221    25,540,175     9,202,085    13,321,638    1,252,091
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year          $ 515,030,983   $ 390,149,921  $ 55,264,734  $ 53,983,431  $ 22,750,999  $ 12,641,105  $ 1,420,441
====================================================================================================================================

See notes to the financial statements.
84

HORACE MANN LIFE INSURANCE COMPANY                           1999 ANNUAL REPORT
SEPARATE ACCOUNT


Statements of Changes in Net Assets

For The Year Ended December 31, 1998


                                                                          ACCOUNT DIVISION
                                   -------------------------------------------------------------------------------------------------
                                                                  SOCIALLY
                                    GROWTH        BALANCED       RESPONSIBLE  SMALL CAP      INTERNATIONAL     INCOME     SHORT-TERM
                                     FUND           FUND            FUND        FUND             FUND           FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income            $8,264,646    $14,558,887      $418,383   $       --         $66,010       $657,519      $61,379
  Capital gain distribution        56,559,537     32,776,490       311,493           --            --          116,719           73
  Net realized gain (loss)
    on investments                  6,907,236      5,324,917        31,623       (106,427)       63,880        102,467          365
  Net unrealized appreciation
    (depreciation) on investments (35,358,294)   (23,977,886)      661,248      1,656,161       950,618        (27,322)       1,607
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets
    resulting from operations     $36,373,125    $28,682,408    $1,422,747     $1,549,734    $1,080,508       $849,383      $63,424
------------------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS'
TRANSACTIONS

  Gross stipulated
    payments received              68,716,450     42,202,391     9,257,570      6,538,353     1,931,720      1,426,075       72,780

  Sales and administrative
    expenses (Note 1)                 (24,253)       (13,105)       (3,369)        (1,683)         (379)          (401)         (23)

------------------------------------------------------------------------------------------------------------------------------------

  Net consideration received
    on annuity contracts           68,692,197     42,189,286     9,254,201      6,536,670     1,931,341      1,425,674       72,757
  Net transfer from
    fixed accumulation account     13,065,806      6,733,572     8,240,868      4,089,352     1,410,267        645,869    2,069,787
  Transfers from (to)
    other Divisions                (4,097,370)    (5,829,657)    6,167,171         29,075       384,323      2,613,153      733,305
  Payments to contract owners     (31,533,087)   (25,310,895)     (517,897)      (866,217)     (168,484)    (1,392,774)  (2,799,017)

  Mortality and expense
    risk charge (Note 1)           (6,559,530)    (5,284,843)     (272,279)       (38,748)      (65,275)      (145,537)     (21,327)

  Annual maintenance
    charge (Note 1)                  (483,634)      (224,517)      (21,362)       (10,450)       (3,175)        (4,932)        (875)

  Surrender charges (Note 1)         (215,153)      (122,068)       (6,337)       (12,992)       (3,308)        (4,454)      (5,852)

  Mortality guarantee adjustment      (33,306)         9,857          --             --            --              723         --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net
    assets resulting from
    contract owners' transactions  38,835,923     12,160,735    22,844,365      9,726,690     3,485,689      3,137,722       48,778
------------------------------------------------------------------------------------------------------------------------------------

  Total increase
    in net assets                  75,209,048     40,843,143    24,267,112     11,276,424     4,566,197      3,987,105      112,202
------------------------------------------------------------------------------------------------------------------------------------

Net assets, beginning of year     470,039,495    370,821,953     8,380,109     14,263,751     4,635,888      9,334,533    1,139,889
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year          $545,248,543   $411,665,096   $32,647,221    $25,540,175    $9,202,085    $13,321,638   $1,252,091
====================================================================================================================================

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           1999 ANNUAL REPORT
SEPARATE ACCOUNT


Notes to the Financial Statements

December 31, 1999


1. NATURE OF SEPARATE ACCOUNT -- Horace Mann Life Insurance Company Separate Account ("the Account"), registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets of the Account are invested in shares of the Horace Mann Growth Fund ("Growth Fund"), Horace Mann Balanced Fund ("Balanced Fund"), Horace Mann Socially Responsible Fund ("Socially Responsible Fund"), Horace Mann Small Cap Growth Fund ("Small Cap Fund"), Horace Mann International Equity Fund ("International Fund"), Horace Mann Income Fund ("Income Fund"), and Horace Mann Short-Term Investment Fund ("Short-Term Fund"). The funds collectively are referred to as the "Funds".

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits, surrender charges, sales and administrative expenses and maintenance charges. In addition, an annual mortality risk charge up to .45% and expense risk charge up to .90% of the net variable account value is deducted from the contract owner's account, depending on the year of issue of the contract.

2. SIGNIFICANT ACCOUNTING POLICIES -- The investments in the funds are valued at market (net asset value). The Account owns approximately 82%, 96%, 93%, 90%, 87%, 96% and 88% of the Growth Fund, Balanced Fund, Socially Responsible Fund, Small Cap Fund, International Fund, Income Fund and Short-Term Fund, respectively. Distributions from the Funds are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned for each contract owner.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3. FEDERAL INCOME TAXES -- Investment income of the Account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts. Income attributable to non tax-deferred annuities is not significant.

4. INVESTMENTS OF THE SEPARATE ACCOUNTS -- In 1983, HMLIC, through the Account, purchased 10,000 shares of the Short-Term Fund. The investment income and unrealized appreciation/depreciation resulting from this investment inure to the benefit of HMLIC. As of December 31, 1999, the shares have a net asset value of $98,900. In 1996, HMLIC purchased 4,000 shares each from the Socially Responsible Fund, the Small Cap Fund, and the International Fund. Subsequent to this initial purchase, HMLIC purchased an additional 96,000 shares each from the Socially Responsible Fund, the Small Cap Fund, and the International Fund in 1997. As of December 31, 1999, the shares have net asset values of $1,381,000, $1,976,000, and $1,752,000, respectively.

5. PURCHASE AND SALES OF HORACE MANN FUND SHARES -- During the year ended December 31, 1999, purchases and proceeds from sales of Horace Mann Fund shares were as follows:


                                                                  ACCOUNT DIVISION
               ---------------------------------------------------------------------------------------------------------------------
                                                                SOCIALLY
                                                                  RESP.      SMALL CAP  INTERNATIONAL        INCOME       SHORT-TERM
                      GROWTH FUND            BALANCED FUND        FUND         FUND          FUND             FUND           FUND
                 ACTIVE        RETIRED     ACTIVE    RETIRED     ACTIVE       ACTIVE        ACTIVE      ACTIVE    RETIRED   ACTIVE
               ---------------------------------------------------------------------------------------------------------------------
Purchases      $122,810,918   $756,977  $82,596,347  $223,199  $29,098,406  $17,878,061  $10,143,908  $5,898,763  $4,238  $4,777,718


Sales          $ 98,181,121   $280,518  $68,240,117  $107,771  $ 8,478,065  $ 6,090,328  $ 2,188,111  $5,679,909  $4,890  $4,600,677


HORACE MANN LIFE INSURANCE COMPANY                           1999 ANNUAL REPORT
SEPARATE ACCOUNT


Notes to the Financial Statements (Concluded)

December 31, 1999


6.  CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS

                                                                   ACCOUNT DIVISION
------------------------------------------------------------------------------------------------------------------------------------
                                                                 SOC. RESP.   SMALL CAP  INTERNATIONAL                    SHORT-TERM
                        GROWTH FUND           BALANCED FUND        FUND         FUND         FUND          INCOME FUND       FUND
                    ACTIVE      RETIRED    ACTIVE      RETIRED    ACTIVE       ACTIVE       ACTIVE       ACTIVE  RETIRED    ACTIVE
------------------------------------------------------------------------------------------------------------------------------------
Account units
  outstanding
  at 01/01/98     18,239,300    78,685   18,669,424    40,059      692,571    1,219,124     451,401      714,461   3,580    114,103

Consideration
  received         2,584,220     8,746    2,051,726    11,954      718,292      577,578     168,481      104,827   1,707      7,219

Dividend
  distributions    2,430,935    10,422    2,257,957     6,267       36,458         --           578       48,832     301      4,518

Net transfers        292,617      --         18,964      --      1,108,749      346,560     153,515      237,351    --      271,024

Payments to
  contract owners (1,233,469)  (10,119)  (1,271,615)   (3,514)     (42,812)     (80,243)    (15,353)    (104,521)   (372)  (271,404)

------------------------------------------------------------------------------------------------------------------------------------


Account units
  outstanding
  at 12/31/98     22,313,603    87,734   21,726,456    54,766    2,513,258    2,063,019     758,622    1,000,950   5,216    125,460

Consideration
  received         2,478,673    25,346    1,997,579     8,326    1,021,642      452,360     274,749      101,822      29     11,533

Dividend
  distributions    1,525,327     8,155    1,460,890     4,714       39,464      156,994      50,025       52,045     315      5,991

Net transfers       (295,214)     --       (417,112)     --        761,952      255,749     290,120       40,950    --      362,090

Payments to
  contract owners (2,633,753)  (13,932)  (2,237,969)   (6,456)    (334,525)    (196,167)    (74,943)    (168,183)   (374)  (361,450)

------------------------------------------------------------------------------------------------------------------------------------


Account units
  outstanding
  at 12/31/99     23,388,636   107,303   22,529,844    61,350    4,001,791    2,731,955   1,298,573    1,027,584   5,186    143,624
====================================================================================================================================


Independent Auditor's Report

The Contract owners of Horace Mann
Life Insurance Company Separate
Account and the Board of Directors
of Horace Mann Life Insurance Company:

We have audited the accompanying statement of net assets of the Growth, Balanced, Socially Responsible, Small Cap, International, Income, and Short-Term Fund Divisions within the Horace Mann Life Insurance Company Separate Account as of December 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net statements for each of the years in the two-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the Horace Mann Mutual Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Balanced, Socially Responsible, Small Cap, International, Income, and Short-Term Fund Divisions as of December 31, 1999, and the results of their operations for the year then ended and changes in their net assets for each of the years in the two-year period ended December 31, 1999, in conformity with generally accepted accounting principles.

                                             /s/ KPMG LLP

Chicago, Illinois
January 25, 2000

          They're watching their dreams take shape

          They know Horace Mann will help them every step of the way


          As their dream home is built, they're glad to have someone they can rely on to oversee the process. It's the same kind of trust they place in Horace Mann and their Horace Mann agent.



                                    [PHOTO]



                              This couple has relied on our products and services to protect their homes, cars, incomes and lives. And while they look over house plans, they haven't overlooked our retirement annuities and funding for their son's college education. When they need expert advice, they know their Horace Mann agent will provide it.

[LOGO OF HORACE MANN]         We can help make your dreams take shape, too. For
----------------------        your insurance and retirement planning needs, talk
Insuring America's            to your Horace Mann agent.
Educational Community

The Horace Mann Companies
1 Horace Mann Plaza
Springfield, Illinois 62715-0001
217-789-2500

www.horacemann.com                                              IA-004358 (2/00)
www.reacheverychild.com